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SERIES A BOND PURCHASE AGREEMENT

by and among

FEDERAL FINANCING BANK,

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION,

and

ADMINISTRATOR of the RURAL UTILITIES SERVICE

made as of

June 14, 2005

RUS

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          EXHIBIT A     FORM OF ADVANCE REQUEST

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          EXHIBIT B      FORM OF BOND

          EXHIBIT C     FORM OF CERTIFICATE SPECIFYING AUTHORIZED BORROWER
                                  OFFICIALS

          EXHIBIT D      FORM OF CERTIFICATE SPECIFYING AUTHORIZED RUS OFFICIALS

          EXHIBIT E     FORM OF OPINION OF BORROWER'S COUNSEL re: BORROWER'S
                                  INSTRUMENTS

          EXHIBIT F      FORM OF OPINION OF RUS'S COUNSEL re: RUS GUARANTEE

          EXHIBIT G      FORM OF RUS CERTIFICATE

          EXHIBIT H      FORM OF RUS GUARANTEE

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                                                             SERIES A BOND PURCHASE AGREEMENT made as
                                                  of June 14, 2005, by and among the FEDERAL FINANCING
                                                    BANK ("FFB"), a body corporate and instrumentality of the
                                                  United States of America, the NATIONAL RURAL
                                                    UTILITIES COOPERATIVE FINANCE CORPORATION
                                                  (the "Borrower"), a cooperative association organized and
                                                   existing under the laws of the District of Columbia, and the
                                                   ADMINISTRATOR of the RURAL UTILITIES SERVICE
                                                   ("RUS"), a Rural Development agency of the United States
                                                   Department of Agriculture.

          WHEREAS, RUS is authorized, pursuant to the Guarantee Authority (as hereinafter defined), to guarantee loans that meet the requirements of the Guarantee Authority; and

          WHEREAS, FFB is authorized, under section 6(a) of the FFB Act (as hereinafter defined), to make commitments to purchase, and to purchase on terms and conditions determined by FFB, any obligation that is issued, sold, or guaranteed by an agency of the United States of America; and

          WHEREAS, FFB is entering into this Series A Bond Purchase Agreement, as authorized by section 6(a) of the FFB Act, setting out, among other things, FFB's agreement to purchase, pursuant to the FFB Act, the Bond (as hereinafter defined) to be issued by the Borrower, when the terms and conditions specified herein have been satisfied, as hereinafter provided; and

          WHEREAS, RUS has determined that the Borrower meets the qualifications for being a "lender," as that term is used in the Guarantee Authority, and for being a "Guaranteed Lender," as that term is used in the regulations promulgated by RUS to carry out the Guarantee Authority; and

          WHEREAS, RUS is authorized to enter into this Series A Bond Purchase Agreement; and

          WHEREAS, the Borrower is authorized to enter into this Series A Bond Purchase Agreement.

          NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FFB, RUS, and the Borrower agree as follows:

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ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

          Section 1.1  Definitions.

          As used in this Agreement, the following terms shall have the respective meanings specified in this section 1.1, unless the context clearly requires otherwise.

          "Advance" shall mean an advance of funds made by FFB under the Bond in accordance with the provisions of article 7 of this Agreement.

          "Advance Identifier" shall mean, for each Advance, the particular sequence of letters and numbers constituting the Bond Identifier plus the particular sequence of additional numbers assigned by FFB to the respective Advance in the interest rate confirmation notice relating to such Advance delivered by FFB in accordance with section 7.7 of this Agreement.

          "Advance Request" shall mean a letter from a Borrower requesting an Advance under the Bond, in the form of letter attached as Exhibit A to this Agreement.

          "Advance Request Approval Notice" shall mean the written notice from RUS located at the end of an Advance Request advising FFB that such Advance Request has been approved on behalf of RUS.

          "Bond" shall mean a future advance bond of the Borrower payable to FFB, in the form of bond that is attached as Exhibit B to this Agreement, as such bond may be amended, supplemented, and restated from time to time in accordance with its terms.

          "Bond Guarantee Agreement" shall mean the Series A Bond Guarantee Agreement dated as of even date herewith, made between RUS and the Borrower, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

          "Bond Identifier" shall mean the particular sequence of letters and numbers assigned by FFB to the Bond in the Principal Instruments acceptance notice relating to the Bond delivered by FFB in accordance with section 5.1 of this Agreement.

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          "Borrower Instruments" shall have the meaning specified in section 3.2.1 of this Agreement.

          "Business Day" shall mean any day on which FFB and the Federal Reserve Bank of New York are both open for business.

          "Certificate Specifying Authorized Borrower Officials" shall mean a certificate of the Borrower specifying the names and titles of those officials of the Borrower who are authorized to execute and deliver from time to time Advance Requests on behalf of the Borrower, and containing the original signature of each of those officials, substantially in the form of the Certificate Specifying Authorized Borrower Officials attached as Exhibit C to this Agreement.

          "Certificate Specifying Authorized RUS Officials" shall mean a certificate specifying the names and titles of those officials of RUS who are authorized to execute and deliver Advance Request Approval Notices from time to time on behalf of RUS and setting out the original signature of each of those authorized officials, and specifying the name and title of those officials of RUS who are authorized to confirm telephonically the authenticity of the Advance Request Approval Notices from time to time on behalf of RUS and setting out the telephone number of each of those authorized officials, in the form of the Certificate Specifying Authorized RUS Officials attached as Exhibit D to this Agreement.

          "FFB Act" shall mean the Federal Financing Bank Act of 1973 (Pub. L. No. 93-224, 87 Stat. 937, codified at 12 U.S.C. § 2281 et seq.), as amended.

          "FFB Financing Options Fee" shall mean the fee, expressed in terms of a basis point increment in the basic interest rate established for an Advance, payable by the Borrower to the Holder if the Borrower elects to have a Fixed Premium Prepayment/Refinancing Privilege apply to such Advance, as described in section 11.3 of this Agreement.

          "First Call Date" shall have the meaning specified in section 11.3.2(a) of this Agreement.

          "Fixed Premium Prepayment/Refinancing Privilege" shall have the meaning specified in section 11.3.1 of this Agreement.

          "Governmental Authority" shall mean any federal, state, county, municipal, or regional authority, or any other entity of a similar nature, exercising any executive,

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legislative, judicial, regulatory, or administrative function of government.

          "Guarantee Authority" shall mean section 313A of the Rural Electrification Act of 1936, as amended (codified at 7 U.S.C. § 940c-1).

          "Holder" shall mean FFB, for so long as it shall be the holder of the Bond, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of the Bond.

          "Loan Commitment Amount" shall mean $1,000,000,000.00.

          "Market Value Premium (or Discount)" shall have the meaning specified in section 11.2 of this Agreement.

          "Market Value Prepayment/Refinancing Privilege" shall have the meaning specified in section 11.2 of this Agreement.

          "Maturity Date" shall have the meaning specified in section 7.3.1(a)(5) of this Agreement.

          "No-Call Period" shall have the meaning specified in section 11.3.2 of this Agreement.

          "Opinion of Borrower's Counsel re: Borrower Instruments" shall mean an opinion of counsel from the General Counsel of the Borrower, substantially in the form of opinion that is attached as Exhibit E to this Agreement.

          "Opinion of RUS's Counsel re: RUS Guarantee" shall mean an opinion of counsel from the Acting General Counsel of the Department of Agriculture to the Acting Administrator of RUS, substantially in the form of opinion that is attached as Exhibit F to this Agreement.

          "Payment Date" shall mean January 15, April 15, July 15, and October 15 of each year.

          "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization or Governmental Authority.

          "Pledge Agreement" shall mean the Pledge Agreement dated as of even date herewith, made among the Borrower, RUS, and U.S. Bank Trust National Association, a national association, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

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          "Principal Instruments" shall have the meaning specified in section 4.2 of this Agreement.

          "Requested Advance Amount" shall have the meaning specified in section 7.3.1(a)(2) of this Agreement.

          "Requested Advance Date" shall have the meaning specified in section 7.3.1(a)(3) of this Agreement.

          "RUS Certificate" shall mean a certificate relating to the RUS Guarantee and other matters, in the form of certificate that is attached as Exhibit G to this Agreement.

          "RUS Guarantee" shall mean a guarantee of the Bond issued by RUS, in the form of guarantee that is attached as Exhibit H to this Agreement.

          "RUS Instruments" shall have the meaning specified in section 3.3.1 of this Agreement.

          "this Agreement" shall mean this Series A Bond Purchase Agreement between FFB, RUS, and the Borrower.

          "Uncontrollable Cause" shall mean, for FFB, an unforeseeable cause beyond the control and without the fault of FFB, being:  act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, act of war, act of terrorism, riot, civil commotion, lapse of the statutory authority of the United States Department of the Treasury to raise cash through the issuance of Treasury debt instruments, disruption or failure of the Treasury Financial Communications System, closure of the Federal Government, or an unforeseen or unscheduled closure or evacuation of the FFB offices; and shall mean, for RUS, an unforeseeable cause beyond the control and without the fault of RUS, being:  act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, act of war, act of terrorism, riot, civil commotion, closure of the Federal Government, or an unforeseen or unscheduled closure or evacuation of the RUS offices.

          Section 1.2  Rules of Interpretation.

          Unless the context shall otherwise indicate, the terms defined in section 1.1 of this Agreement shall include the plural as well as the singular and the singular as well as the plural.  The words "herein," "hereof," and "hereto," and words of similar import, refer to this Agreement as a whole.

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ARTICLE 2

FFB COMMITMENT TO PURCHASE THE BOND

          Subject to the terms and conditions of this Agreement, FFB agrees to purchase the Bond that is offered by the Borrower to FFB for purchase under this Agreement.

ARTICLE 3

COMMITMENT CONDITIONS

          FFB shall be under no obligation to purchase the Bond under this Agreement unless and until each of the conditions specified in this article 3 has been satisfied.

          Section 3.1  Commitment Amount Limit.

          The maximum principal amount of the Bond that is offered for purchase shall not exceed the Loan Commitment Amount.

          Section 3.2  Borrower Instruments.

                    3.2.1  Borrower Instruments.  FFB shall have received from the Borrower the following instruments (such instruments being, collectively, the "Borrower Instruments"):

                               (a) an original counterpart of this Agreement, duly executed by the
                    Borrower; and

                               (b) the original Bond, duly executed by the Borrower.

                    3.2.2  Opinion of Borrower's Counsel re: Borrower Instruments.  FFB shall have received from the Borrower an Opinion of Borrower's Counsel re: Borrower Instruments.

                    3.2.3  Certificate Specifying Authorized Borrower Officials.  FFB shall have received from the Borrower a completed and signed Certificate Specifying Authorized
          Borrower Officials.

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          Section 3.3  RUS Instruments.

                    3.3.1  RUS Instruments.  FFB shall have received from RUS the following instruments (such instruments being, collectively, the "RUS Instruments"):

                               (a) an original counterpart of this Agreement, duly executed by RUS;

                               (b) the original RUS Guarantee relating to the Bond, duly executed by
                    RUS and

                               (c) an original RUS Certificate relating to the RUS Guarantee and other matters, duly executed by RUS.

                    3.3.2  Opinion of RUS's Counsel re: RUS Guarantee. FFB shall have received a copy of the Opinion of RUS's Counsel re: RUS Guarantee.

                    3.3.3  Certificate Specifying Authorized RUS Officials. FFB shall have received from RUS a completed and signed Certificate Specifying Authorized RUS Officials.

ARTICLE 4

OFFER OF THE BOND FOR PURCHASE

          The Bond that is to be offered to FFB for purchase under this Agreement shall be offered in accordance with the procedures described in this article 4.

          Section 4.1  Delivery of Borrower Instruments to RUS.

          The Borrower shall deliver to RUS, for redelivery to FFB, the following:

                               (a) all of the Borrower Instruments, each duly executed by the Borrower;

                               (b) an Opinion of Borrower's Counsel re: Borrower Instruments; and

                               (c) a completed and signed Certificate Specifying Authorized Borrower
                    Officials.

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          Section 4.2  Delivery of Principal Instruments by RUS to FFB.

          RUS shall deliver to FFB all of the following instruments (collectively being the "Principal Instruments":

                               (a) all of the instruments described in section 4.1 of this Agreement;

                               (b) all of the RUS Instruments, each duly executed by RUS;

                               (c) a copy of the Opinion of RUS's Counsel re: RUS Guarantee; and

                               (d) a completed and signed Certificate Specifying Authorized RUS Officials.

ARTICLE 5

PURCHASE OF THE BOND BY FFB

          Section 5.1  Acceptance or Rejection of Principal Instruments.

          Within 5 Business Days after delivery to FFB of the Principal Instruments relating to the Bond that is offered for purchase under this Agreement, FFB shall deliver by facsimile transmission (fax) to RUS one of the following:

                               (a) an acceptance notice, which notice shall:

                                         (1) state that the Principal Instruments meet the terms and conditions detailed in article 3 of this Agreement, or are otherwise acceptable to FFB;
                              and

                                         (2) assign a Bond Identifier to the Bond for use by the Borrower and
                              RUS in all communications to FFB making reference to the Bond; or

                               (b) a rejection notice, which notice shall state that one or more of the
                    Principal Instruments does not meet the terms and conditions of this Agreement and specify how such instrument or instruments does not meet the terms and conditions of this Agreement.

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          Section 5.2  Purchase.

          FFB shall not be deemed to have accepted the Bond offered for purchase under this Agreement until such time as FFB shall have delivered an acceptance notice accepting the Principal Instruments relating to the Bond; provided, however, that in the event that FFB shall make an Advance under the Bond, then FFB shall be deemed to have accepted the Bond offered for purchase.

ARTICLE 6

LOST, STOLEN, DESTROYED, OR MUTILATED BOND

          Section 6.1  Borrower's Agreement.

          In the event that the Bond purchased under this Agreement shall become lost, stolen, destroyed, or mutilated, the Borrower shall, upon the written request of FFB, execute and deliver, in replacement thereof, a new Bond of like tenor, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed, or mutilated Bond or, if no interest has been paid thereon, dated the same date as such lost, stolen, destroyed, or mutilated Bond.  Upon delivery of such replacement Bond, the Borrower shall be released and discharged from any further liability on account of the lost, stolen, or destroyed Bond.  If the Bond being replaced has been mutilated, such mutilated Bond shall be surrendered to the Borrower for cancellation.

          Section 6.2  RUS's Agreement.

          In the event that the Borrower delivers a replacement Bond for a lost, stolen, destroyed, or mutilated Bond, as provided in section 6.1 of this Agreement, RUS shall execute and deliver an RUS Guarantee of the replacement Bond in replacement of the RUS Guarantee of the lost, stolen, destroyed, or mutilated Bond.

          Section 6.3  FFB's Agreement.

          FFB agrees that, upon delivery by RUS of a replacement RUS Guarantee as provided in section 6.2 of this Agreement, RUS shall be released and discharged from any further liability on account of the RUS Guarantee of the lost, stolen, destroyed, or mutilated Bond.

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ARTICLE 7

ADVANCES

          Section 7.1  Commitment.

          Subject to the terms and conditions of this Agreement, FFB agrees to make Advances under the Bond for the account of the Borrower.

          Section 7.2   Treasury Policies Applicable to Advances.

          Each of the Borrower and RUS understands and consents to the following Treasury financial management policies generally applicable to all advances of funds:

                               (a) each Advance will be requested by the Borrower, and each Advance
                    Requestwill be approved by RUS, only at such time and in such amount as shall be necessary to meet the immediate payment or disbursing need of the Borrower;

                               (b) Advances for investment purposes, other than to make loans permitted by the Guarantee Authority, will not be requested by the Borrower or approved by
                    RUS;  and

                               (c) all interest earned on any lawful and permitted investment of Advances, other than loans permitted by the Guarantee Authority to be made, in excess of the interest accrued on such Advances, the fee payable under paragraph 9 of the Bond accrued on such Advances, and the guarantee fee payable on such Advances under article IV of the Bond Guarantee Agreement, will be remitted to FFB.

Section 7.3  Conditions to Making Advances.

           FFB shall be under no obligation to make any Advance under the Bond unless and until each of the conditions specified in this section 7.3 is satisfied.

                     7.3.1  Advance Requests.  For each Advance, the Borrower shall have delivered to RUS, for review and approval before being forwarded to FFB, an Advance Request, which Advance Request:

                               (a) shall specify, among other things:

                                        (1) the particular "Bond Identifier" that FFB assigned to this Bond (as provided in section 5.1 of this Agreement;

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                                        (2) the particular amount of funds that the Borrower requests to be advanced (such amount being the "Requested Advance Amount" for the respective Advance);

                                        (3) the particular calendar date that the Borrower requests to be the date on which the respective Advance is to be made (such date being the
                               "Requested Advance Date" for such Advance), which date:

                                                   (A) must be a Business Day; and

                                                   (B) shall be a date that meets the advance notice  requirements prescribed in section 7.3.2(b) of this Agreement;

                                        (4) the particular bank account to which the Borrower requests that the respective Advance be made; and

                                        (5) the particular calendar date that the Borrower selects to be the date on which the respective Advance is to mature (such date being the
                               "Maturity Date" for such Advance), which date must meet all of the following criteria:

                                                   (A) the Maturity Date for the respective Advance must be
                                          a"Payment Date" (as that term is defined in paragraph 7 of the Bond);

                                                   (B) the Maturity Date for the respective Advance may not be a date that will occur after the twentieth anniversary of the Requested
                                         Advance Date specified in the respective Advance Request;

                                                   (C) the Maturity Date for the respective Advance may not be a date that will occur after the particular date specified on page 1 of the
                                         Bond as being the "Final Maturity Date"; and

                                                   (D) the period of time between the Requested Advance Date for the respective Advance and the Maturity Date for such Advance may not be less than the period from the Requested Advance Date (if such date is a Payment Date) or the Payment Date immediately following the Requested Advance Date (if the Requested Advance Date is not a
                                         Payment Date) to the next Payment Date; and

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                                            (6) with respect to each Advance for which the Borrower selects a
                                 Maturity Date that will occur on or after the fifth anniversary of the
                               Requested Advance Date specified in the respective Advance Request, the particular prepayment/ refinancing privilege that the Borrower elects to apply to the respective Advance (i.e. either the Market Value
                               Prepayment/Refinancing Privilege described in section 11.2 of this
                               Agreement or the Fixed Premium Prepayment/Refinancing Privilege
                               described in section 11.3 of this Agreement); and

                          (b) shall have been duly executed by an official of the Borrower whose name and signature appear on the Certificate Specifying Authorized Borrower Officials
             delivered by the Borrower to FFB pursuant to section 3.2.3 of this Agreement; and

                          (c) shall have been received by FFB not later than a Business Day that meets the advance notice requirements prescribed in section 7.3.2(b) of this Agreement.

                    7.3.2  Advance Request Approval Notice.  For each Advance, RUS shall have delivered to FFB the Borrower's executed Advance Request, together with RUS's executed Advance Request Approval Notice, which Advance Request Approval Notice:

                           (a) shall have been duly executed on behalf of RUS by an official of RUS whose name and signature appear on the Certificate Specifying Authorized
             RUS Officials delivered to FFB pursuant to section 3.3.3  of this Agreement; and

                           (b) shall have been received by FFB consistent with the following advance notice requirements:

                                        (1) if the Requested Advance Amount specified in the respective                           Advance Request is less than $500,000,000, the Advance Request and the related Advance Request Approval Notice must be received by FFB on or before the third Business Day before the Requested Advance Date specified in such
                          Advance Request; and

                                        (2) if the Requested Advance Amount specified in the respective
                          Advance Request is equal to or greater than $500,000,000, the Advance Request and the Related Advance Request Approval Notice must be received by FFB on or before the fifth Business

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                          Day before the Requested Advance Date specified in such Advance Request.

                          7.3.3  Telephonic Confirmation of Authenticity of Advance Request Approval
              Notices.  For each Advance, FFB shall have obtained telephonic confirmation of the authenticity of the related Advance Request Approval Notice from an official of RUS (a)
             whose name, title, and telephone number appear on the Certificate Specifying
             Authorized RUS Officials that has been delivered by RUS to FFB pursuant to section
             3.3.3 of this Agreement; and (b) who is not the same official of RUS who executed the
             Advance Request Approval Notice on behalf of RUS.

                    7.3.4  Bond Maximum Principal Amount Limit.  At the time of making any
             Advance under the Bond, the amount of such Advance, when added to the aggregate amount of all Advances previously made under the Bond, shall not exceed the maximum principal amount of the Bond.

                    7.3.5  Conditions Specified in Other Agreement.  Each of the conditions specified in the Bond Guarantee Agreement as being conditions to making Advances under the Bond shall have been satisfied or waived in writing.

          Section 7.4  Amount and Timing of Advances.

          FFB shall make each Advance in the Requested Advance Amount specified in the respective Advance Request and on the Requested Advance Date specified in the respective Advance Request, subject to satisfaction of the conditions specified in section 7.3 of this Agreement and subject to the following additional limitations:

                    (a) in the event that the Requested Advance Date specified in the respective
          Advance Request is not a Business Day, FFB shall make the respective Advance on the first day thereafter that is a Business Day;

                     (b) in the event that the respective Advance Request and the related
          Advance Request Approval Notice are not received by FFB consistent with the applicable advance notice requirement prescribed in section 7.3.2(b) of this
          Agreement, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the expiration of the applicable advance notice period, unless the Borrower delivers to FFB and RUS a written cancellation of such Advance Request or a replacement Advance Request specifying a Requested Advance Date later than the expiration of the applicable advance notice period; and

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                     (c) in the event that the respective Advance Request and the related
          Advance Request Approval Notice are received by FFB, and the Requested
          Advance Amount specified in such Advance Request, when added to the aggregate principal amount of:

                               (1) all Advances made to the Borrower under the Bond, and

                               (2) all advances of funds made by FFB to the Borrower under any other future advance bond issued by the Borrower to FFB and guaranteed by RUS under the Guarantee Authority,

          during the immediately preceding 10 Business Days, shall cause the resulting sum to exceed $2,000,000,000, then FFB shall make the Advance as soon as practicable thereafter, but in any event not later than the tenth Business Day after the date of receipt, unless the Borrower delivers to FFB and RUS a written cancellation of such Advance Request or a replacement Advance Request specifying a Requested Advance Date later than the tenth Business Day after the date of receipt; and

                     (d) in the event that an Uncontrollable Cause prevents FFB from making the respective Advance on the Requested Advance Date specified in the respective Advance
          Request, FFB shall make such Advance as soon as such Uncontrollable Cause ceases to prevent FFB from making such Advance, unless the Borrower delivers to FFB and RUS a written cancellation of such Advance Request or a replacement Advance Request specifying a Requested Advance Date later than when such Uncontrollable Cause ceases to prevent FFB from making such Advance.

          Section 7.5  Type of Funds and Means of Advance.

          Each Advance shall be made in immediately available funds by electronic funds transfer to such bank account(s) as shall have been specified in the respective Advance Request.

          Section 7.6  Interest Rate Applicable to Advances.

                    7.6.1  Initial Rate Determinations.  The rate of interest applicable to each Advance made under the Bond shall be established as provided in paragraph 6 of the Bond, subject to section 7.6.2 of this Agreement.

                    7.6.2  Rate Re-determinations.  In the event the Borrower elects to extend the maturity of all or any portion of the outstanding principal amount of any Advance, as provided in paragraph 15 of the Bond, or to refinance all or

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          any portion of the outstanding principal amount of any Advance, as provided in paragraph
          17 of the Bond, then the rate of interest applicable to the outstanding principal amount of such Advance shall be re-determined by FFB in accordance with the terms of paragraph 15 or 17 of the Bond, as the case may be.

          Section 7.7  Interest Rate Confirmation Notices.

          7.7.1  Initial Rates.  After making each Advance, FFB shall deliver, by facsimile transmission, to the Borrower and RUS written confirmation of the making of the respective Advance, which confirmation shall:

                               (a) state the date on which such Advance was made;

                               (b) state the interest rate applicable to such Advance; and

                               (c) assign an Advance Identifier to such Advance for use by the Borrower and
                    RUS in all communications to FFB making reference to such Advance.

                    7.7.2  Re-determined Rates.  In the event that the rate of interest applicable to the outstanding principal amount of any Advance is re-determined as provided in section 7.6.2. of this Agreement, FFB shall deliver, by facsimile transmission, to the
          Borrower and RUS written confirmation of the re-determination of such interest rate, which confirmation shall state the date on which the applicable interest rate was re-
          determined for such Advance and the re-determined interest rate.

          Section 7.8  Borrower's Agreement.

          The Borrower hereby agrees that each Advance made by FFB in accordance with an RUS-approved Advance Request delivered to FFB shall reduce, by the amount of the respective Advance made, FFB's remaining commitment in section 7.1 of this Agreement to make Advances under the Bond.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES BY THE BORROWER

          The Borrower makes to FFB each of the representations and warranties made by the Borrower to RUS in paragraphs (a), (b), (c), (d), (e), (f), (g), and (j) of section 8.2 of the Bond Guarantee Agreement, and each of those representations and

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warranties of the Borrower are incorporated herein by reference as if set out in full herein.

ARTICLE 9

BILLING BY FFB

          Section 9.1  Billing Statements to the Borrower and RUS.

          After making each Advance, FFB shall prepare a billing statement detailing the amounts owed on the respective Advance and when such amounts are due.  FFB shall deliver, by facsimile transmission, each such billing statement to the Borrower and RUS.

          Section 9.2  Failure to Deliver or Receive Billing Statements No Release.

          Failure on the part of FFB to deliver any billing statement or failure on the part of the Borrower or RUS to receive any billing statement shall not, however, relieve the Borrower of any of its payment obligations under the Bond or this Agreement or relieve RUS from any of its payment obligations under the RUS Guarantee or this Agreement.

          Section 9.3   FFB Billing Determinations Conclusive.

                    9.3.1  Acknowledgment and Consent.  The Borrower and RUS each acknowledge that FFB has described to it the rounding methodology employed by FFB in calculating the amount of accrued interest owed at any time on the Bond, and the Borrower and RUS each consent to this methodology.

                    9.3.2  Agreement.  The Borrower and RUS each agree that any and all determinations made by FFB shall be conclusive and binding upon the Borrower and RUS with respect to the amount of accrued interest owed on the Bond determined using this rounding methodology.

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ARTICLE 10

PAYMENTS TO FFB AND RUS

          Section 10.1  Manner and Timing of Payment.

          Each amount that becomes due and owing on the Bond purchased under this Agreement shall be paid when and as due, as provided in the Bond.

          Section 10.2  Application of Payments.

                    10.2.1  Priority of Payments.  Each payment made on the Bond shall be applied, first, to the payment of Late Charges (if any) payable under paragraphs 11 and 18 of the
          Bond, then to the payment of premiums (if any) payable under paragraphs 16 and 17 of the
          Bond, then to the payment of unpaid accrued interest, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 9 of the Bond.

                    10.2.2  Agreement between FFB and RUS.  RUS agrees to transfer to FFB payments received by RUS under the Bond in such amounts as may be necessary to conform with the priority of payment requirements contained in section 10.2.1 of this Agreement.

ARTICLE 11

BORROWER'S PRIVILEGES TO PREPAY OR REFINANCE ADVANCES

          Section 11.1  Automatic Application or Required Election.

          The prepayment/refinancing privilege described in section 11.2 of this Agreement shall apply automatically to each Advance that has a Maturity Date that will occur before the fifth anniversary of the Requested Advance Date specified in the respective Advance Request.  With respect to each Advance for which the Borrower has selected a Maturity Date that will occur on or after the fifth anniversary of the Requested Advance Date specified in the respective Advance Request, the Borrower must elect, at the time of requesting the respective Advance, the particular prepayment/refinancing privilege that is to apply to such Advance from between the options described in sections 11.2 and 11.3 of this Agreement.

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          Section 11.2  "Market Value Prepayment/Refinancing Privilege".

          If the prepayment/refinancing privilege described in this section 11.2 applies to an Advance (such privilege being the  "Market Value Prepayment/Refinancing Privilege"), the Borrower shall have the privilege to prepay such Advance (as provided in paragraph 16 of the Bond) or to refinance such Advance (as provided in paragraph 17 of the Bond) at a prepayment or refinancing price that will include, in either case, a premium (or discount credit) equal to the difference between:

                     (a) the price for such Advance that would, if such Advance (including all unpaid interest accrued thereon through the date of prepayment or refinancing, as the case may
          be) were purchased by a third party and held to the "Maturity Date" applicable to the
          Advance, produce a yield to the third-party purchaser for the period from the date of purchase to such Maturity Date substantially equal to the interest rate that would be set on a loan from the Secretary of the Treasury to FFB to purchase an obligation having a payment schedule identical to the payment schedule of such Advance for the period from the date of prepayment or refinancing, as the case may be, to such Maturity Date; and

                     (b) the sum of:

                               (1) the outstanding principal amount of such Advance on the date of prepayment or refinancing, as the case may be; and

                               (2) all unpaid interest accrued on such Advance through the date of prepayment or refinancing, as the case may be,

(the difference between the price described in paragraph (a) of this section 11.2 and the sum of the amounts described in paragraph (b) of this section 11.2 being the "Market Value Premium (or Discount)"; if the price described in paragraph (a) is greater than the sum of the amounts described in paragraph (b), that difference is the premium; if the price described in paragraph (a) is less than the sum of the amounts described in paragraph (b), that difference is the discount credit).  The price described in paragraph (a) of this section 11.2 shall be calculated by the United States Department of the Treasury as of the close of business on the second Business Day before the date of prepayment or refinancing, as the case may be, using standard calculation methods of the United States Department of the Treasury.  FFB shall provide the Borrower and RUS with written notice of the price described in paragraph (a) of this section 11.2 promptly upon completing the calculation.

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          Section 11.3  "Fixed Premium Prepayment/Refinancing Privilege".

                    11.3.1 Required Election and Selection.  If the prepayment/refinancing privilege described in this section 11.3 applies to such Advance (such privilege being the "Fixed
           Premium Prepayment/Refinancing Privilege"), the Borrower shall have the privilege to prepay such Advance (as provided in paragraph 16 of the Bond) or to refinance such
          Advance (as provided in paragraph 17 of the Bond) at a prepayment or refinancing price that will include, in either case, a fixed premium determined by FFB at the time of such prepayment or refinancing, based on both the no-call period election described in section
          11.3.2 of this Agreement and the premium selection described in section 11.3.3 of this
          Agreement made by the Borrower at the time of requesting such Advance.

                    11.3.2  "No-Call Period Election".  First, the Borrower must elect whether or not the
          Fixed Premium Prepayment/ Refinancing Privilege that is to apply to the respective
          Advance shall include a 5-year period during which such Advance shall not be eligible for any prepayment or refinancing (such time period being a "No-Call Period").  The options are:

                               (a) "yes" -- the Borrower elects to have the Fixed Premium
                    Prepayment/Refinancing Privilege include a 5‑year No‑Call Period, i.e., the
                    Borrower shall have the privilege to prepay the respective Advance (as provided in paragraph 16 of the Bond) or to refinance such Advance (as provided in paragraph
                    17 of the Bond) on or after (but not before):

                                         (1) the fifth anniversary of the Requested Advance Date for such
                              Advance (if such fifth anniversary date is a Payment Date); or

                                         (2) the first Payment Date to occur after the fifth anniversary of the
                              Requested Advance Date for such Advance (if such fifth anniversary date is not a Payment Date),

           (in either case, such date being the "First Call Date" for such Advance); or

                               (b) "no" -- the Borrower elects to have the Fixed Premium
                    Prepayment/Refinancing Privilege not include a 5-year No-Call Period, i.e., the
                    Borrower shall have the privilege to prepay the respective Advance (as provided in paragraph 16 of the Bond) or to refinance

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                    such Advance (as provided in paragraph 17 of the Bond) on any Business Day.

                    11.3.3  "Premium Selection".  Second, the Borrower must select the particular fixed premium that will be required in connection with any prepayment or refinancing of the respective Advance.  The options are:

                               (a) "10 percent premium declining over 10 years" ‑‑ the price for any prepayment or refinancing of the respective Advance shall include a premium equal to 10 percent of the amount of principal being prepaid or refinanced, as the case may be, multiplied by a fraction:

                                         (1) the numerator of which is the number of Payment Dates that occur between:

                                                   (A) in the case of a prepayment, the date of prepayment (if such date is a Payment Date) or the Payment Date immediately preceding the date of prepayment (if the date of prepayment is not a Payment Date), and, in the case of a refinancing, the date of refinancing, which date, in either case, shall be included in computing the number of Payment
                                        Dates; and

                                                   (B) the tenth anniversary of the applicable First Call Date (if the
                                        Borrower elected to have the prepayment/refinancing privilege include a 5-year No- Call Period) or the tenth anniversary of the Requested
                                        Advance Date (if the Borrower elected to have the
                                        prepayment/refinancing privilege not include a 5‑year No-Call Period), which date, in either case, shall be excluded in computing the number of
                                        Payment Dates; and

                                         (2) the denominator of which is 40,

                    and no premium on or after the tenth anniversary of the applicable First Call Date (if the Borrower elected to have the prepayment/refinancing privilege include a 5‑year
                    No-Call Period) or the tenth anniversary of the Requested Advance Date (if the
                    Borrower elected to have the prepayment/refinancing privilege not include a 5‑year
                    No-Call Period);

                               (b) "5 percent premium declining over 5 years" -- the price for any prepayment or refinancing of the respective Advance shall include a premium equal to

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                    5 percent of the amount of principal being prepaid or refinanced, as the case may be, multiplied by a fraction:

                                         (1) the numerator of which is the number of Payment Dates that occur between:

                                         (A) in the case of a prepayment, the date of prepayment (if such date is a Payment Date) or the Payment Date immediately preceding the date of prepayment (if the date of prepayment is not a Payment Date), and, in the case of a refinancing, the date of refinancing, which date, in either case, shall be included in computing the number of Payment Dates; and

                                         (B) the fifth anniversary of the applicable First Call Date
                               (if the Borrower elected to have the prepayment/refinancing privilege include a 5-year No-Call Period) or the fifth anniversary of the Requested Advance Date (if the Borrower elected to have the prepayment/refinancing privilege not include a 5‑year No-
                               Call Period), which date, in either case, shall be excluded in computing the number of  Payment Dates; and

                                         (2) the denominator of which is 20,

          and no premium on or after the fifth anniversary of the applicable First Call Date (if the
          Borrower elected to have the prepayment/refinancing privilege include a 5‑year No-Call
          Period) or the fifth anniversary of the Requested Advance Date (if the Borrower elected to have the prepayment/refinancing privilege not include a 5‑year No-Call Period); or

                     (c) "par" -- the price for any prepayment or refinancing of the respective Advance shall include no premium.

                    11.3.4  Standard for Calculating FFB Financing Options Fee for Fixed-Premium
           Prepayment/Refinancing Privilege.  The fee assessed by FFB and payable by the Borrower to have the Fixed-Premium Prepayment/Refinancing Privilege described in this section 11.3 to apply to any Advance (such fee being an "FFB Financing Options Fee")
          shall be established on the basis of the determination made by FFB described in paragraph
          6(d) of the Bond.

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                    11.3.5  Calculation and Notification of FFB Financing Options Fee for Fixed-
          Premium Prepayment/Refinancing Privilege.  FFB shall make the determination described in section 11.3.4 of this Agreement for each Advance to which the Borrower has elected to have the Fixed-Premium Prepayment/Refinancing Privilege apply, at the time of the establishment of the particular basic interest rate that is to apply to the respective Advance.
          After making such determination for each Advance, FFB shall notify the Borrower and
          RUS of the particular FFB Financing Options Fee (expressed in terms of a basis point increment) that is assessed by FFB and payable by such Borrower for such Fixed-Premium
          Prepayment/Refinancing Privilege in the particular interest rate confirmation notice relating to such Advance to be delivered by FFB in accordance with section 7.7 of this
          Agreement.

          Section 11.4  New Notices and Billing Statements After Refinancings.

          In the event of a refinancing of any Advance, FFB shall provide the Borrower and RUS with a new interest rate confirmation notice and a new billing statement reflecting the new interest rate applicable to such Advance.

ARTICLE 12

BOND SERVICING AND RELATED DUTIES AND RIGHTS

          Section 12.1  Custody of Bond.

          Subject to section 15.4 of this Agreement, RUS shall have custody, as agent for FFB, of the original Bond that has been purchased by FFB under this Agreement until all amounts that are owed under the Bond have been paid in full or until such time as actual possession of the original Bond has been requested by FFB. If FFB requests RUS for actual possession of the original Bond, RUS shall promptly deliver the original Bond to FFB.

          Section 12.2  RUS Duties as Bond Servicer and Guarantor.

                    12.2.1  Bond Servicing To Be Performed by RUS.  Bond servicing shall be performed by RUS, as agent for FFB, for so long as FFB shall be the Holder of the Bond.
          Payment by FFB for RUS's servicing of the Bond shall be made in accordance with section
          12.3 hereof.

                    12.2.2  Bond Servicing Duties.  As a part of servicing the Bond, RUS shall:

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                               (a) serve as principal point of contact for the Borrower with respect to any questions that the Borrower may have about its borrowings from FFB;

                               (b) hold, as agent for FFB, the original Bond in accordance with the terms of section 12.1 hereof;

                               (c) prepare and deliver to the Borrower billing statements, which billing statements shall reflect the terms of the billing statements prepared by FFB and delivered to RUS showing amounts owed with respect to each Advance made under the Bond;

                               (d) collect, as agent for FFB, all amounts paid by the Borrower under the
                    Bond; and

                               (e) turn over to FFB all amounts collected under clause (d) of this section 12.2.2 when and as due under the Bond.

          Section 12.3  Bond Servicing Fee.

          RUS shall be compensated for performing the bond servicing described in this article 12 by deducting from the fee assessed by FFB under paragraph 9 of the Bond and collected by RUS an amount equal to the cost to RUS, as determined by RUS, of performing the bond servicing, provided, however, that the cost to RUS of performing bond servicing for any time period shall not exceed the fee assessed by FFB under paragraph 9 of the Bond for the same time period.

          Section 12.4  Liability and Rights of RUS as Guarantor.

                    12.4.1   Liability as Guarantor.  If the Bond is in payment default, RUS shall be liable to FFB in accordance with the terms of the RUS Guarantee, without regard to the sufficiency of the security or the remedies RUS may enforce against the Borrower.

                    12.4.2  Rights as Guarantor.  In consideration of the RUS Guarantee, RUS shall have the sole authority (vis-a-vis FFB), if the Bond is in payment default, in respect of acceleration of the Bond, the exercise of other available remedies, and the disposition of sums or property recovered.

          Section 12.5  Bond Payments Made by RUS.

                    12.5.1  General.  RUS and FFB understand and agree that RUS, in its combined capacity as both bond servicer and guarantor of the Bond, shall pay to FFB all amounts due and

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RUS

          owing under the Bond, when and as those amounts are due and payable under the terms of the Bond.

                               (a) Bond Servicing Payments.  As bond servicer, RUS shall make payments by turning over to FFB, when and as due under the Bond, all amounts that have been collected by RUS under section 12.2.2(d) of this Agreement.

                               (b) Bond Guarantee Payments.  As guarantor, RUS shall pay to FFB, when and as due under the Bond, the difference, if any, between the amounts that are owed to FFB under the terms of the Bond and the amounts that have been collected under section 12.2.2(d) of this Agreement.

                    12.5.2  RUS Payments To Be Made by Book Transfer.  RUS shall make each payment under section 12.5.1 of this Agreement by internal transfer of funds on the books of the United States Department of the Treasury from the account of RUS to the account of
          FFB specified by FFB from time to time.

                    12.5.3  Late Charges.  Subject to section 12.5.4 of this Agreement, in the event that
          RUS shall fail to make any payment under section 12.5.1 of this Agreement when and as that payment by RUS to FFB is due (any such amount being then an "Overdue Amount"), the amount payable shall be that Overdue Amount with interest thereon (such interest being the "Late Charge").  The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account any Business Day adjustments under the Bond) to the actual date on which payment is made.  The Late Charge applicable to RUS shall be calculated in the same manner as Late Charges applicable to the Borrower are calculated under the Bond.

                    12.5.4  Uncontrollable Cause.  In the event that RUS is prevented by an
          Uncontrollable Cause from making any payment under section 12.5.1 of this Agreement at the time or in the manner as RUS is required to make that payment, then RUS shall make that payment as soon as the respective Uncontrollable Cause ceases to prevent RUS from making that payment.  The amount that is then due and owing that is not paid due to an
          Uncontrollable Cause for RUS shall bear interest at the 91-day loan rate then established by FFB based on a determination made by the Secretary of the Treasury pursuant to section 6(b) of the FFB Act, such rate being subject to re-determination at 91-day intervals if the amount due and owing is not paid.

                    12.5.5  No Modification of Times for Payment. Nothing in section 12.5.3 or section 12.5.4 of this

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          Agreement shall be construed as permitting or implying that RUS may, without the prior written consent of FFB, modify, extend, alter, or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of the Bond when and as due under the Bond.

                    12.5.6  Bond Assignment upon Payment in Full.  Upon payment by RUS to FFB of all amounts required to be paid by RUS to FFB under section 12.5.1 of this Agreement with respect to the Bond , FFB shall assign and transfer to RUS all rights held by FFB in that Bond.

ARTICLE 13

AGREEMENTS AND OTHER RIGHTS OF RUS

          Section 13.1  Delivery of Replacement Certificates Specifying Authorized RUS Officials.

                    13.1.1  Annual Replacement Certificates.  Promptly after the commencement of each fiscal year, RUS shall deliver to FFB a Certificate Specifying Authorized RUS
          Officials, updated as appropriate, in replacement of the original such certificate delivered pursuant to section 4.2(d) hereof.

                    13.1.2  Replacement Certificates within any Fiscal Year.   RUS may at any time
          within any fiscal year deliver to FFB a revised Certificate Specifying Authorized RUS
          Officials, updated as appropriate, in replacement of the annual certificate delivered pursuant to section 13.1.1 hereof.

          Section 13.2  Certain Agreements of RUS and FFB.

                    13.2.1  Agent for Compliance Purposes.  In the event that FFB shall become subject to any duties under any applicable law or regulation solely because of its providing or having provided financing under the Bond, RUS shall serve as agent for FFB to the fullest extent permitted under that law or regulation in connection with satisfying the requirements of that law or regulation.

                    13.2.2  RUS's Agreement Regarding Its Appointment as Agent for FFB.
          Recognizing the legitimate needs of FFB to ensure that RUS, as compliance agent for
          FFB, has performed all duties to which FFB becomes subject under any applicable law or regulation solely because of providing or having provided financing under the Bond, and with RUS and FFB

BOND PURCHASE AGREEMENT - page 25

RUS

          expressing their intent to cooperate in connection with the exchange of information related thereto, RUS agrees:

                               (a) to deliver to representatives of FFB or its designate, when requested to do so by FFB or its designate, actual possession of the original of any certificate, report, document, or paper collected or prepared by RUS, as compliance agent for FFB; or

                               (b) at the option of FFB, to permit representatives of FFB or its designate, during reasonable business hours, to have access to, and to inspect and make copies of, any and all certificates, reports, documents, or papers collected or prepared by
                    RUS, as compliance agent for FFB.

                    13.2.3  Litigation Cooperation.  When requested to do so by FFB, RUS shall cooperate with FFB in the prosecution or defense of any litigation that FFB may institute against any Person other than RUS or to which FFB is named as a party, as the case may be, arising out of FFB providing or having provided financing under the Bond.

          Section 13.3  Reimbursement.

          13.3.1  RUS's Agreement to Reimburse.  To the extent permitted by applicable law and subject to the availability of funds, RUS agrees to reimburse FFB (but not any successor, assignee or transferee of FFB) for any and all liabilities, losses, costs, or expenses of any nature that may be imposed upon, incurred by, or asserted against FFB by any Person other than RUS in any way relating to or arising out of FFB providing or having provided financing under the Bond, but specifically excluding any liability, loss, cost or expense relating to or arising out of any sale, assignment, or other transfer by FFB, pursuant to section 15.4 hereof, of all or any part of the Bond.

                    13.3.2  RUS's Agreement to Seek Appropriations.  In the event that no funds are available to RUS at the time that RUS needs funds to reimburse FFB as contemplated by section 13.3.1 hereof, RUS agrees that it will diligently seek to obtain additional appropriations for that purpose.

                    13.3.3  FFB's Agreement to Deliver Notice.  Solely for the purpose of assisting RUS in mitigating the extent of any reimbursement contemplated by section 13.3.1 hereof, FFB agrees that it will deliver notice to RUS of any and all liabilities, losses, costs, or expenses imposed upon, incurred by, or asserted against FFB promptly after FFB has actual knowledge of the imposition, incurrence, or assertion of such liability, loss, cost, or expense.

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          Section 13.4  Effect of RUS's Nonperformance.

          In the event that RUS shall fail to fulfill any of its agreements in this article 13, FFB shall nevertheless continue to make Advances under the Bond before the date of the respective failure.

          Section 13.5  Right of RUS to Purchase Advances and Bonds.

                    13.5.1  RUS's Right.  Notwithstanding the provisions of the Bond, RUS may purchase from FFB all or any portion of any Advance that has been made under the Bond, or may purchase from FFB the Bond in its entirety, in either case in the same manner, at the same price, and subject to the same limitations as shall be applicable, under the terms of the Bond, to a prepayment by the Borrower of all or any portion of any Advance that has been made under the Bond, or a prepayment by the Borrower of the Bond in its entirety, as the case may be.

                    13.5.2  Borrower's Acknowledgement of RUS's Right.  Notwithstanding the
          provisions of the Bond, the Borrower acknowledges that RUS may purchase from FFB all or any portion of any Advance that has been made under the Bond, or may purchase from
          FFB the Bond in its entirety, in the same manner, at the same price, and subject to the same limitations as shall be applicable, under the terms of the Bond, to a prepayment by the Borrower of all or any portion of any Advance made under the Bond, or a prepayment by the Borrower of the Bond in its entirety, as the case may be.

ARTICLE 14

EFFECTIVE DATE, TERM, SURVIVAL

          Section 14.1  Effective Date.

          This Agreement shall be effective as of the date first above written.

          Section 14.2  Term of Commitment to Make Advances.

          The obligation of FFB under this Agreement to make Advances under the Bond issued by the Borrower shall expire on the "Last Day for an Advance" specified in the Bond.

          Section 14.3  Survival.

                    14.3.1  Representations, Warranties, and Certifications.  All representations, warranties, and

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RUS

          certifications made by the Borrower in this Agreement, or in any agreement, instrument, or certificate delivered pursuant hereto, shall survive the execution and delivery of this
          Agreement, the purchasing of the Bond hereunder, and the making of Advances thereunder.

                    14.3.2  Remainder of Agreement.  Notwithstanding the occurrence and passage of the Last Day for an Advance, the remainder of this Agreement shall remain in full force and effect until all amounts owed under this Agreement and the Bond purchased by FFB under this Agreement have been paid in full.

ARTICLE 15

MISCELLANEOUS

          Section 15.1  Notices.

                    15.1.1  Addresses of the Parties. All notices and other communications hereunder or under the Bond to be made to any party shall be in writing and shall be addressed as follows:

                               To FFB:

                                              Federal Financing Bank
                                             Main Treasury Building
                                             1500 Pennsylvania Avenue, NW
                                             Washington, DC  20220

                                              Attention:  Manager

                                              Telephone No.     (202) 622-2470
                                             Facsimile No.      (202) 622-0707

                               To the Borrower:

                                              National Rural Utilities Cooperative
                                                   Finance Corporation
                                             2201 Cooperative Way
                                             Herndon, VA  20171-3025

                                              Attention:  Chief Financial Officer

                                              Telephone:     (703) 709-6718
                                             Facsimile:       (703) 709-6779

                                  with a copy to:

BOND PURCHASE AGREEMENT - page 28

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                                              National Rural Utilities Cooperative
                                                   Finance Corporation
                                             2201 Cooperative Way
                                             Herndon, VA  20171-3025

                                              Attention:  General Counsel

                                              Telephone:  (703) 709-6712
                                             Facsimile:  (703) 709-6811

                               To RUS:

                                              Rural Utilities Service
                                             U.S. Department of Agriculture
                                             1400 Independence Avenue, SW
                                             Washington, DC  20250

                                              Attention:  Administrator

                                              Telephone:  (202) 720-9540
                                             Facsimile:  (202) 720-1725

          The address, telephone number, or facsimile number for any party may be changed at any time and from time to time upon written notice given by such changing party to the other party hereto.

                    15.1.2  Permitted Means of Delivery.  A properly addressed Advance Request,
          Advance Request Approval Notice, other notice, or other communication to FFB shall be deemed to have been delivered if it is sent by facsimile (fax) transmission.  A properly addressed notice or other communication to the Borrower shall be deemed to have been delivered if it is sent by facsimile (fax) transmission.  A properly addressed Advance
          Request, notice, or other communication to RUS shall be deemed to have been delivered if it is sent by facsimile (fax) transmission, provided that RUS shall receive the original of such faxed Advance Request, notice, or other communication within 5 Business Days.

                    15.1.3  Effective Date of Delivery.  A properly addressed notice or other communication shall be deemed to have been "delivered" for purposes of this Agreement:

                               (a) if made by personal delivery, on the date of such personal delivery;

                               (b) if mailed by first class mail, registered or certified mail, express mail, or by any commercial overnight courier service, on the date that such mailing is received;

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                               (c) if sent by facsimile (fax) transmission:

                                         (1) if the transmission is received and receipt confirmed before 4:00
                              p.m. (Washington, DC, time) on any Business Day, on the date of such transmission; and

                                         (2) if the transmission is received and receipt confirmed after 4:00 p.m.
                               (Washington, DC, time) on any Business Day or any day that is not a
                              Business Day, on the next Business Day.

                    15.1.4  Notices to FFB to Contain FFB Identification References.  All notices to
          FFB making any reference to either the Bond or any Advance made thereunder shall identify the Bond or such Advance by the Bond Identifier or the respective Advance
          Identifier, as the case may be, assigned by FFB to the Bond or such Advance.

          Section 15.2  Amendments.

          No provision of this Agreement may be amended, modified, supplemented, waived, discharged, or terminated orally but only by an instrument in writing duly executed by each of the parties hereto.

          Section 15.3  Successors and Assigns.

          This Agreement shall be binding upon and inure to the benefit of each of FFB, the Borrower, and RUS, and each of their respective successors and assigns.

          Section 15.4  Sale or Assignment of Bond.

                    15.4.1  Sale or Assignment Permitted.  Subject to the agreement in the immediately following sentence, FFB may sell, assign, or otherwise transfer all or any part of the Bond or any participation share thereof.  FFB agrees not to sell, assign, or otherwise transfer all or any part of the Bond or all or any part of the right to receive the principal of and interest on the Bond or any participation share thereof to a purchaser, assignee, or transferee that is not an agency or instrumentality of the United States or a trust fund or other government account under the authority or control of the United States or any officer or officers thereof until such time as FFB and RUS have agreed upon mutually satisfactory arrangements for the servicing of the right to receive principal and interest payments on the Bond or Bonds and for making claims under the RUS Guarantee when FFB is not the Holder.

BOND PURCHASE AGREEMENT - page 30

RUS

                    15.4.2  Notice of Sale, Etc.  FFB will deliver to the Borrower and RUS written notice of any sale, assignment, or other transfer of the Bond promptly after any such sale, assignment, or other transfer.

                    15.4.3  Manner of Payment after Sale.  Any sale, assignment, or other transfer of all or any part of the Bond may provide that, following such sale, assignment, or other transfer, payments on the Bond, with the exception of the fee described in paragraph 9 of the Bond, shall be made in the manner specified by the respective purchaser, assignee, or transferee, as the case may be.  Payments of the fee described in paragraph 9 of the Bond shall be made in the manner specified by FFB in the written notice of the sale, assignment, or other transfer delivered by FFB to the Borrower and RUS as provided in section 15.4.2 of this Agreement.

                    15.4.4  Replacement Bonds.

                               (a) Borrower's Agreement.  The Borrower agrees:

                                         (1) to issue a replacement Bond or Bonds with the same aggregate principal amount, interest rate, maturity, and other terms as each respective
                              Bond or Bonds sold, assigned, or transferred pursuant to section 15.4.1 of this
                              Agreement; provided, however, that, when requested by the respective purchaser, assignee, or transferee, such replacement Bond or Bonds shall provide that payments thereunder shall be made in the manner specified by such purchaser, assignee, or transferee; and provided, further, however, that upon delivery of such replacement Bond, the Borrower shall be released and discharged from any further liability on account of the sold, assigned, or transferred Bond; and provided, further, however, that the Bond being replaced shall be surrendered to the Borrower for cancellation; and

                                         (2) to effect the change in ownership on its records and on the face of each such replacement Bond issued, upon receipt of each Bond or Bonds so sold, assigned, or transferred.

                               (b) RUS's Agreement.  If FFB elects to sell, assign, or transfer all or any part of the Bond or any participation share thereof, and if the respective purchaser, assignee, or transferee requests the Borrower to issue a replacement Bond or Bonds as provided in section 15.4.4(a)_of this Agreement, RUS agrees that it will, upon the written request of FFB,

BOND PURCHASE AGREEMENT - page 31

RUS

                    execute and deliver an RUS Guarantee of the replacement Bond in replacement of the RUS Guarantee of the sold, assigned, or transferred Bond.

                               (c) FFB's Agreement.  FFB agrees that, upon delivery by RUS of a replacement RUS Guarantee as provided in section 15.4.4(b) of this Agreement,
                    RUS shall be released and discharged from any further liability on account of the
                    RUS Guarantee of the sold, assigned, or transferred Bond.

          Section 15.5  Forbearance Not a Waiver.

          Any forbearance on the part of FFB from enforcing any term or condition of this Agreement shall not be construed to be a waiver of such term or condition or acquiescence by FFB in any failure on the part of Borrower to comply with or satisfy such term or condition.

          Section 15.6  Rights Confined to Parties.

          Nothing expressed or implied herein is intended or shall be construed to confer upon, or to give to, any Person other than FFB, the Borrower, and RUS, and their respective successors and permitted assigns, any right, remedy, or claim under or by reason of this Agreement or of any term, covenant, or condition hereof, and all of the terms, covenants, conditions, promises, and agreements contained herein shall be for the sole and exclusive benefit of FFB, the Borrower, and RUS, and their respective successors and permitted assigns.

          Section 15.7  Governing Law.

          This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the United States of America and not the law of the several States.

          Section 15.8  Severability.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

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RUS

          Section 15.9  Headings.

          The descriptive headings of the various articles, sections, and subsections of this Agreement were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

          Section 15.10  Counterparts.

          This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

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RUS

          IN WITNESS WHEREOF, FFB, the Borrower, and RUS have each caused this Agreement to be executed as of the day and year first above mentioned.

                                                             FEDERAL FINANCING BANK
                                                                 ("FFB")

                                                            By:    /s/ Roger E. Kodat                          .

                                                            Name:  Roger E. Kodat

                                                            Title: Vice President and Treasurer

                                                             NATIONAL RURAL UTILITIES
                                                             COOPERATIVE FINANCE CORPORATION
                                                                 (the "Borrower")

                                                            By:     /s/ Sheldon C. Petersen                     .

                                                            Name:   Sheldon C. Petersen

                                                            Title:  Governor and
                                                                      Chief Executive Officer

                                                             ADMINISTRATOR of the
                                                             RURAL UTILITIES SERVICE
                                                                 ("RUS")

                                                            By:     /s/ Curtis M. Anderson                        .

                                                            Name:   Curtis M. Anderson

                                                            Title:  Acting Administrator

BOND PURCHASE AGREEMENT - page 34

RUS

EXHIBIT A

TO

BOND PURCHASE AGREEMENT

FORM

OF

ADVANCE REQUEST

RUS

          ADVANCE REQUEST

          (RUS APPROVAL REQUIRED)

****************************************************************

REFER TO RURAL UTILITIES SERVICE (RUS) REGULATIONS AND INSTRUCTIONS FOR A DESCRIPTION OF (1) THE OTHER FORMS AND MATERIALS THAT ARE REQUIRED IN CONNECTION WITH EACH REQUEST FOR AN ADVANCE, AND (2) THE TIME LIMITS FOR SUBMITTING THOSE FORMS AND MATERIALS AND THIS ADVANCE REQUEST TO RUS.

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                             Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM (TOGETHER WITH ALL OTHER FORMS AND MATERIAL REQUIRED BY RUS) TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                             Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

****************************************************************

ADVANCE REQUEST (RUS APPROVAL REQ'D) - page 1

RUS

          ADVANCE REQUEST

Manager
Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

          Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Finance Corporation

          FFB Bond Identifier:           _____________________1

          The undersigned, as an authorized officer of the Borrower, hereby requests FFB to make an advance of funds ("this Advance") under, pursuant to, and in accordance with the applicable terms of the Bond.

          The undersigned further requests that this Advance be made as follows:

1.          Requested Advance Amount:          $_____________________2

2.          Requested Advance Date:               $_____________________ 3

3.          Wire Instructions:

          A.  CORRESPONDENT BANK (if any) FOR PAYEE'S BANK:

Name of financial institution                              ______________________________

Address of financial institution                    ______________________________

1Insert the Bond Identifier that FFB assigned to the Bond (as provided in section 5.1(a)(2) of the Bond Purchase Agreement referred to in the Bond).

2Insert the particular amount of funds that the Borrower requests to be advanced, which amount must satisfy the condition specified in section 7.3.4 of the Bond Purchase Agreement referred to in the Bond.

3Insert the particular calendar date that the Borrower requests to be date on which this Advance is to be made, which date must meet the criteria for Requested Advance Dates specified in section 7.3.1(a)(3) of the Bond Purchase Agreement referred to in the Bond.

ADVANCE REQUEST (RUS APPROVAL REQ'D) - page 2

RUS

ABA number of financial institution              ______________________________

          B.  PAYEE'S BANK AND ACCOUNT:

Name of financial institution                       ______________________________

Address of financial institution                    ______________________________

ABA number of financial institution             ______________________________

Account name                   ______________________________

Account number                ______________________________

Taxpayer ID number           ______________________________

4.          Maturity Date:                                        4

5.          Prepayment/Refinancing Privilege:

          If (and only if) the Borrower selects, as the "Maturity Date" for this Advance, a date that will occur on or after the fifth anniversary of the "Requested Advance Date,"
           then the Borrower must elect 1 of the following 2 alternative prepayment/refinancing privileges.

          l          Alternative Prepayment/Refinancing Privileges:

                        "M" for the "Market Value Prepayment/                                            5

                              Refinancing Privilege

                         "F" for the "Fixed Premium Prepayment/

                              Refinancing Privilege

_________________

          4Insert the particular calendar date that the Borrower selects to be the date on which this Advance is to mature, which date must meet all of the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.

          5Insert in the box "M" if the Borrower elects to have the Market Value Prepayment/Refinancing Privilege apply to this Advance.  Insert in the box "F" if the Borrower elects to have a Fixed Premium Prepayment/Refinancing Privilege apply to this Advance.

ADVANCE REQUEST (RUS APPROVAL REQ'D) - page 3

RUS

          If (and only if) the Borrower elects the "Fixed Premium Prepayment/
          Refinancing Privilege," then the Borrower must elect 1 of the following 2alternative no-call period options.

          ¡          Alternative No-Call Period Options:

                              "Y" for "yes," if the privilege  is                                                    6
                                     to include a 5-year No-Call Period

                              "N" for "no," if the privilege is  not
                                      to include a 5-year No-Call Period

          If (and only if) the Borrower elects the "Fixed Premium Prepayment/
           Refinancing Privilege, then the borrower must select 1 of the following 3 alternative premium options.

          ¡          Alternative Premium Options:

                              "X" for 10% premium declining over
                                        10 years

                              "V" for 5% premium declining over
                                        5 years

                              "P" for par (no premium)

_____________________

          6Insert in the box "Y" if the Borrower elects to have the Fixed Premium Prepayment/Refinancing Privilege include a 5-year No-Call Period during which this Advance will not be eligible for prepayment or refinancing.  Insert in the box "N" if the Borrower elects to have the Fixed Premium Prepayment/Refinancing Privilege  not include any 5-year No-Call Period, i.e. this Advance will be eligible for prepayment or refinancing on any Business day.

          7Insert in the box "X" if the Borrower selects a 10% premium declining over 10 years as the premium option for the Fixed Premium Prepayment/Refinancing Privilege that is to apply to this Advance.  Insert in the box "V" if the Borrower selects a 5% premium declining over 5 years as the premium option for the Fixed Premium Prepayment/Refinancing Privilege that is to apply to this Advance.  Insert in the box "P" if the Borrower selects par (no premium) as the premium option for the Fixed Premium Prepayment/Refinancing Privilege that is to apply to this Advance.

ADVANCE REQUEST (RUS APPROVAL REQ'D) - page 4

RUS

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Advance Request on behalf of the Borrower is valid and in full force and effect on the date hereof.

                                                  NATIONAL RURAL UTILITIES COOPERATIVE
                                                  FINANCE CORPORATION
                                                   (the "Borrower")

By:       _______________________

Name:   _______________________

Title:   _______________________

Date:   _______________________

NOTICE OF RUS APPROVAL OF

ADVANCE REQUEST

          Notice is hereby given to FFB that the preceding Advance Request made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

             ADMINISTRATOR of the

             RURAL UTILITIES SERVICE,

             acting through his or her

             duly authorized designee

                                                             By:       _______________________

                                                             Name:   _______________________

                                                             Title:     _______________________

                                                             Date:     _______________________

ADVANCE REQUEST (RUS APPROVAL REQ'D) - page 5

RUS

EXHIBIT B

TO

BOND PURCHASE AGREEMENT

FORM

OF

BOND

     Bond

     Date                  June 14, 2005

     Place
     of
     Issue                 Washington, DC

     Last Day
     for an
     Advance (¶3)    July 15, 2008

     Maximum
     Principal
     Amount (¶4)     $1,000,000,000.00

                                                            Final
                                                            Maturity
                                                            Date (¶5)            July 15, 2028

FUTURE ADVANCE BOND

1.       Promise to Pay.

          FOR VALUE RECEIVED, NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION,  a cooperative association existing under the laws of the District of Columbia (the "Borrower," which term includes any successors or assigns) promises to pay the  FEDERAL FINANCING BANK  ("FFB"), a body corporate and instrumentality of the United States of America (FFB, for so long as it shall be the holder of this Bond, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of this Bond, being the " Holder"), at the times, in the manner, and with interest at the rates to be established as hereinafter provided, such amounts as may be advanced from time to time by FFB to the Borrower under this Bond (each such amount being an " Advance", and more than one such amount being "Advances").

2.        Reference to Certain Agreements.

          (a)  Bond Purchase Agreement.  This Bond is the "Bond" referred to in, and entitled to the benefits of, the Series A Bond Purchase Agreement dated as of even date herewith, made by and among FFB, the Borrower, and the Administrator of the Rural Utilities Service, a Rural Development agency of the United

BOND - page 1

RUS

States Department of Agriculture ("RUS") (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the " Bond Purchase Agreement").

          (b) Bond Guarantee Agreement.  This Bond is the "Bond" referred to in, and entitled to the benefits of, the Series A Bond Guarantee Agreement dated as of even date herewith, made between RUS and the Borrower (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the " Bond Guarantee Agreement").

          (c) Pledge Agreement.  This Bond is one of the "Bonds" referred to in the Pledge Agreement dated as of even date herewith, made among the Borrower, RUS, and U.S. Bank Trust National Association, a national association (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the " Pledge Agreement").

3.       Advances; Advance Requests; RUS Approval Requirement; Last Day for an Advance

          (a) Subject to the terms and conditions of the Bond Purchase Agreement, FFB shall make Advances to the Borrower from time to time under this Bond, in each case upon delivery to FFB of a written request by the Borrower for an Advance under this Bond, in the form of request attached to the Bond Purchase Agreement as Exhibit A thereto (each such request being an " Advance Request") and completed as prescribed in section 7.3.1 of the Bond Purchase Agreement.

          (b) To be effective, an Advance Request must first be delivered to RUS for approval and be approved by RUS in writing, and such Advance Request, together with written notification of RUS's approval thereof (each such notification being an " Advance Request Approval Notice"), must be received by FFB consistent with the advance notice requirements prescribed in section 7.3.2(b) of the Bond Purchase Agreement.

          (c) FFB shall make each requested Advance on the particular calendar date that the Borrower requested in the respective Advance Request to be the date on which the respective Advance is to be made (such date being the " Requested Advance Date" for such Advance), subject to the provisions of the Bond Purchase Agreement describing certain circumstances under which a requested Advance shall be made on a later date;  provided, however, that no Advance shall be made under this Bond after the particular date specified on page 1 of this Bond as being the "Last Day for an Advance."

4.       Principal Amount of Advances; Maximum Principal Amount.

          The principal amount of each Advance shall be the particular dollar amount that the Borrower specified in the respective Advance Request as the "Requested Advance Amount" for the

BOND - page 2

RUS

respective Advance; provided, however, that the aggregate principal amount of all Advances made under this Bond shall not exceed the particular amount specified on page 1 of this Bond as being the "Maximum Principal Amount."

5.       Maturity Dates for Advances.

          Subject to paragraph 15 of this Bond, each Advance shall mature on the particular calendar date that the Borrower selected in the respective Advance Request to be the date on which the respective Advance is to mature (such date being the " Maturity Date" for such Advance), provided that such Maturity Date meets all of the criteria for Maturity Dates prescribed in section 7.3.1(a)(5) of the Bond Purchase Agreement.

6.       Computation of Interest on Advances.

          (a) Subject to paragraphs 11 and 16 of this Bond, interest on the outstanding principal of each Advance shall accrue from the date on which the respective Advance is made to the date on which such principal is due.

          (b) Interest on each Advance shall be computed on the basis of (1) actual days elapsed from (but not including) the date on which the respective Advance is made (for the first payment of interest due under this Bond for such Advance) or the date on which the payment of interest was last due (for all other payments of interest due under this Bond for such Advance), to (and including) the date on which the payment of interest is next due; and (2) a year of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (c) The basic interest rate for each Advance shall be established by FFB, as of the date on which the respective Advance is made, on the basis of the determination made by the Secretary of the Treasury pursuant to section 6(b) of the Federal Financing Bank Act of 1973, as amended (codified at 12 U.S.C. § 2281  et seq.) (the "FFB Act"); provided, however, that the shortest maturity used as the basis for any rate determination shall be the remaining maturity of the most recently auctioned  United States Treasury bills having the shortest maturity of all United States Treasury bills then being regularly auctioned.

           (d) In the event that (1) the Borrower has selected for any Advance a Maturity Date that will occur on or after the fifth anniversary of the Requested Advance Date for such Advance, and (2) the Borrower has elected for such Advance a prepayment/ refinancing privilege described in section 11.3 of the Bond Purchase Agreement, then the interest rate for such Advance shall also include a price (expressed in terms of a basis point increment to the applicable basic interest rate) for the particular prepayment/refinancing privilege that the Borrower selected, which price shall be established by FFB on the basis of a determination made by FFB as to the difference between (A) the

BOND - page 3

RUS

estimated market yield of a notional obligation if such obligation were to (i) be issued by the Secretary of the Treasury, (ii) have a maturity comparable to the maturity of such Advance, and (iii) include a prepayment and refinancing privilege identical to the particular prepayment/refinancing privilege that the Borrower elected for such Advance, and (B) the estimated market yield of a notional obligation if such obligation were to (i) be issued by the Secretary of the Treasury, (ii) have a maturity comparable to the maturity of such Advance, but (iii) not include such prepayment and refinancing privilege.

7.       Payment of Interest; Payment Dates.

          Interest accrued on the outstanding principal amount of each Advance shall be due and payable quarterly on January 15, April 15, July 15, and October 15 of each year (each such day being a " Payment Date"), beginning on the first Payment Date to occur after the date on which the respective Advance is made, up through and including the Maturity Date of such Advance;  provided, however, that with respect to each Advance that is made in the 30-day period immediately preceding any Payment Date, payments of accrued interest on the outstanding principal amount of the respective Advance shall be due beginning on the second Payment Date to occur after the date on which such Advance is made.

8.       Repayment of Principal.

          Subject to paragraph 15 of this Bond, the principal amount of each Advance shall be payable on the Maturity Date for the respective Advance.

9.       Fee.

           (a)  A fee to cover expenses and contingencies, assessed by FFB pursuant to section 6(c) of the FFB Act, shall accrue on the outstanding principal amount of each Advance for the period from the date on which the respective Advance is made to the date on which the principal amount of such Advance is due, not taking into account any maturity extensions permitted by paragraph 15 of this Bond (such period being the " Advance Period").

          (b) The fee on each Advance shall be:

               (1) 22.5 basis points (0.225%)  per annum of the unpaid principal balance of such Advance for an Advance Period of a year or less;

               (2) 27.5 basis points (0.275%)  per annum of the unpaid principal balance of such Advance for an Advance Period greater than a year but no more than 5 years; and

BOND - page 4

RUS

               (3) 35 basis points (0.35%)  per annum of the unpaid principal balance of such Advance for an Advance Period greater than 5 years.

          (c) The fee on each Advance shall be computed in the same manner as accrued interest is computed under paragraph 6(b) of this Bond, and shall be due and payable at the same times as accrued interest is due and payable under paragraph 7 of this Bond (adjusted as provided in paragraph 10 of this Bond if a Payment Date is not a Business Day).  The fee on each Advance shall be credited to RUS as required by section 505(c) of the Federal Credit Reform Act of 1990, as amended (codified at 2 U.S.C. § 661d(c)).

10.      Business Days.

          (a) Whenever any Payment Date, the Maturity Date for any Advance, or the Final Maturity Date shall fall on a day on which either FFB or the Federal Reserve Bank of New York is not open for business, the payment that would otherwise be due on such Payment Date, Maturity Date, or Final Payment Date, as the case may be, shall be due on the first day thereafter on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a " Business Day").

          (b) In the event that any Payment Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be (1) taken into account in establishing the interest rate for the respective Advance, (2) included in computing interest due in connection with such payment, and (3) excluded in computing interest due in connection with the next payment.

          (c) In the event that the Maturity Date for any Advance or the Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Maturity Date or the Final Maturity, as the case may be, shall be (1) taken into account in establishing the interest rate for such Advance, and (2) included in computing interest due in connection with such payment.

11.      Late Payments.

          (a) In the event that any payment of any amount owing under this Bond is not made when and as due (any such amount being then an " Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the " Late Charge") computed in accordance with this subparagraph (a).

                    (1) The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 10 of this Bond) to the date on which payment is made.

BOND - page 5

RUS

                    (2) The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 10 of this Bond) to (and including) the date on which payment is made, and (B) a year of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

                    (3) The Late Charge shall accrue at a rate (the " Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recent auctioned 13 week United States Treasury bills.

                    (4) The initial Late Charge Rate shall be in effect until the earlier to occur of either (A) the date on which payment of the Overdue Amount and the amount of accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount.  In the event that the Overdue Amount and the amount of the accrued Late Charge are not paid on or before such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a).  For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and all amounts of the accrued Late Charge is made.

          (b) Nothing in subparagraph (a) of this paragraph 11 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of this Bond on the dates specified in this Bond.

12.          Final Due Date.

          Notwithstanding anything in this Bond to the contrary, all amounts outstanding under this Bond remaining unpaid as of the Final Maturity Date shall be due and payable on the Final Maturity Date.

13.     Manner of Making Payments.

          (a) For so long as FFB is the Holder of this Bond and RUS is the bond servicing agent for FFB (as provided in the Bond Purchase Agreement), each payment under this Bond shall be paid

BOND - page 6

RUS

in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS, as bond servicing agent for FFB) maintained at the Federal Reserve Bank of New York specified by RUS in a written notice to the Borrower, or to such other account as may be specified from time to time by RUS in a written notice to the Borrower.

          (b) In the event that FFB is the Holder of this Bond and RUS is  not the bond servicing agent for FFB, each payment under this Bond, with the exception of the fee described in paragraph 9 of this Bond, shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of FFB) maintained at the Federal Reserve Bank of New York specified by FFB in a written notice to the Borrower, or to such other account as may be specified from time to time by FFB in a written notice to the Borrower.  In the event that FFB is the Holder of this Bond and RUS is  not the bond servicing agent for FFB, each payment of the fee described in paragraph 9 of this Bond shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York specified from time to time by RUS in a written notice delivered by RUS to the Borrower.

          (c) In the event that FFB is not the Holder of this Bond, then each payment under this Bond, with the exception of the fee described in paragraph 9 of this Bond, shall be made in immediately available funds by electronic funds transfer to such account as shall be specified by the Holder in a written notice to the Borrower.  In the event that FFB is  not the Holder of this Bond, each payment of the fee described in paragraph 9 of this Bond shall be made in the manner specified by FFB in the written notice delivered by FFB to the Borrower and RUS as provided in section 15.4.2 of the Bond Purchase Agreement.

14.     Application of Payments.

          Each payment made on this Bond shall be applied, first, to the payment of Late Charges (if any) payable under paragraphs 11 and 18 of this Bond, then to the payment of premiums (if any) payable under paragraphs 16 and 17 of this Bond, then to the payment of unpaid accrued interest, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 9 of this Bond.

15.     Maturity Extensions.

          (a) With respect to each Advance (1) for which the Borrower has selected a Maturity Date that will occur before the twentieth anniversary of the Requested Advance Date specified in the respective Advance Request, or (2) for which a Maturity Date that will occur before the twentieth anniversary of the Requested

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Advance Date specified in the respective Advance Request has been determined as provided in subparagraph (b) of this paragraph 15 (each such Maturity Date being an " Interim Maturity Date"), the Borrower may, effective as of such Interim Maturity Date, elect to extend the maturity of all or any portion of the outstanding principal amount of the respective Advance to a new Maturity Date to be selected by the Borrower in the manner and subject to the limitations specified in this subparagraph (a) (each such election being a " Maturity Extension Election"; each such elective extension of the maturity of any Advance that has an Interim Maturity Date being a " Maturity Extension"; and the Interim Maturity Date that is in effect for an Advance immediately before any such elective Maturity Extension being, from and after such Maturity Extension, the " Maturity Extension Effective Date").

                    (1) Except under the circumstances described in clause (3) of this subparagraph (a), the Borrower shall deliver to FFB (with a copy to RUS) written notification of each
          Maturity Extension Election, in the form of notification attached to this Bond as
          Annex 1-A (each such notification being a "Maturity Extension Election Notice"), making reference to the "Advance Identifier" (as that term is defined in the Bond Purchase
          Agreement) that FFB assigned to such Advance (as provided in the Bond Purchase
          Agreement) and specifying, among other things, the following:

                              (A) the amount of the outstanding principal of the such Advance with respect to which the Borrower elects to extend the maturity; and

                              (B) the new Maturity Date that the Borrower selects to be in effect for such principal amount after the respective Maturity Extension Effective Date, which date:

                                        (i) may be either (I) a new Interim Maturity Date, or (II) the twentieth anniversary of the Requested Advance Date specified in the original Advance
                              Request (if such twentieth anniversary date is a Payment Date) or the Payment
                              Date immediately preceding such twentieth anniversary date (if such twentieth anniversary date is not a Payment Date); and

                                        (ii) in the event that the Borrower selects a new Interim Maturity Date as the new Maturity Date for any Advance, must meet the criteria for Maturity
                               Dates prescribed in section 7.3.1(a)(5) of the Bond Purchase Agreement
                              (provided, however, that, for purposes of selecting a new Maturity Date in connection with a Maturity Extension Election, each of the references to the "Requested Advance Date" for the respective Advance in

BOND - page 8

RUS

                              section 7.3.1(a)(5)(D) of the Bond Purchase Agreement shall be deemed to be a reference to the "respective Maturity Extension Effective Date").

                    (2) To be effective, a Maturity Extension Election Notice must be received by FFB on or before the third Business Day before the Interim Maturity Date in effect for the respective Advance immediately before such Maturity Extension.

          (3) In the event that either of the circumstances described in subclause (A) or (B) of the next sentence occurs, then a Maturity Extension Election Notice (in the form of notice attached to this Bond as  Annex 1-B), to be effective, must first be delivered to RUS for approval and be approved by RUS in writing, and such Maturity Extension Election Notice, together with written notification of RUS's approval thereof, must be received by FFB on or before the third Business Day before the Interim Maturity Date in effect for the respective Advance immediately before such Maturity Extension.  RUS approval of a Maturity Extension Election Notice will be required under either of the following circumstances:

          (A) (i) any payment of any amount owing under this Bond is not made by the Borrower when and as due; (ii) payment is made by RUS in accordance with the guarantee set forth at the end of this Bond; and (iii) RUS delivers notice to both the Borrower and FFB advising each of them that each Maturity Extension Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS; or

          (B) FFB at any time delivers written notice to both the Borrower and RUS advising each of them that each Maturity Extension Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS.

          (b) With respect to any Advance that has an Interim Maturity Date, in the event that FFB does not receive a Maturity Extension Election Notice (and, if required under subparagraph (a)(3) of this paragraph 15, written notification of RUS's approval thereof) on or before the third Business Day before such Interim Maturity Date, then the maturity of such Advance shall be extended automatically in the manner and subject to the limitations specified in this subparagraph (b) (each such automatic extension of the maturity of any Advance that has an Interim Maturity Date also being a " Maturity Extension"; and the Interim Maturity Date that is in effect for an Advance immediately before any such automatic Maturity Extension also being, from and after such Maturity Extension, the " Maturity Extension Effective Date").  The new Maturity Date for such

BOND - page 9

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Advance shall be the immediately following Payment Date.  The amount of principal that will have its maturity extended automatically shall be the entire outstanding principal amount of such Advance on such Maturity Extension Effective Date, less the amount of any payment of principal made on such Maturity Extension Effective Date.

          (c) In the event that the maturity of any Advance that has an Interim Maturity Date is extended under either subparagraph (a) or (b) of this paragraph 15, then the basic interest rate for such Advance, from and after the respective Maturity Extension Effective Date, shall be the particular rate that is established by FFB, as of such Maturity Extension Effective Date, in accordance with the principles of paragraph 6(c) of this Bond.

(d) In the event that the maturity of any Advance that has an Interim Maturity Date is extended under either subparagraph (a) or (b) of this paragraph 15, then the fee for such Advance, from and after the respective Maturity Extension Effective Date, shall be the particular fee that is assessed by FFB, as of such Maturity Extension Effective Date, with the new Advance Period being the period from the Maturity Extension Effective Date through the new Maturity Date, in accordance with the principles of paragraphs 9(b) and (c) of this Bond.

          (e) In the event that (1) the maturity of any Advance that has an Interim Maturity Date is extended under either subparagraph (a) or (b) of this paragraph 15, and (2) the Maturity Date for such extended Advance is a date that will occur  before the fifth anniversary of the respective Maturity Extension Effective Date, then the prepayment/refinancing privilege described in section 11.2 of the Bond Purchase Agreement shall apply automatically to such Advance.

          (f) In the event that (1) the Borrower makes a Maturity Extension Election with respect to any Advance that has an Interim Maturity Date, and (2) the Borrower selects as the Maturity Date for such extended Advance a new Maturity Date that will occur  on or after the fifth anniversary of the respective Maturity Extension Effective Date, then the Borrower must elect a prepayment/refinancing privilege for such extended Advance from between the options described in sections 11.2 and 11.3 of the Bond Purchase Agreement ( provided, however, that each of the references to "the Requested Advance Date for such Advance" in  section 11.3 of the Bond Purchase Agreement shall be deemed to be a reference to "the respective Maturity Extension Effective Date").  The Maturity Extension Election Notice delivered by the Borrower in connection with each such Maturity Extension Election must also specify the particular prepayment/refinancing privilege that the Borrower elects for the respective extended Advance.  In the event that the Borrower elects for any such extended Advance a prepayment/refinancing privilege described in section 11.3 of the Bond Purchase Agreement, then the interest rate for such

BOND - page 10

RUS

extended Advance, from and after the respective Maturity Extension Effective Date, shall include a price (expressed in terms of a basis point increment to the applicable basic interest rate) for the particular prepayment/refinancing privilege that the Borrower elects, which price shall be established by FFB, as of such Maturity Extension Effective Date, in accordance with the principles of paragraph 6(d) of this Bond.

          (g) The maturity of each Advance may be extended more than once as provided in this paragraph 15, but upon the twentieth anniversary of the Requested Advance Date specified in the original Advance Request (if such twentieth anniversary date is a Payment Date) or upon the Payment Date immediately preceding such twentieth anniversary date (if such twentieth anniversary date is not a Payment Date), no further Maturity Extensions may occur.

16.  Prepayments.

          (a) The Borrower may elect to prepay all or any portion of the outstanding principal amount of any Advance made under this Bond, or to prepay this Bond in its entirety, in the manner, at the price, and subject to the limitations specified in this paragraph 16 (each such election being a " Prepayment Election").

          (b) For each Prepayment Election in which the Borrower elects to prepay a particular amount of the outstanding principal of an Advance, the Borrower shall deliver to RUS written notification of the respective Prepayment Election, in the form of notification attached to this Bond as  Annex 2-A (each such notification being a "Prepayment Election Notice"), making reference to the Advance Identifier that FFB assigned to the respective Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

          (1) the particular date on which the Borrower intends to make the prepayment on such Advance (such date being the " Intended Prepayment Date" for such Advance), which date:

          (A) must be a Business Day; and

          (B) for any Advance for which the Borrower has selected a fixed premium prepayment/refinancing privilege that includes a 5-year period during which such Advance shall  not be eligible for any prepayment or refinancing (such time period being a "No-Call Period"), may not be a date that will occur before the applicable "First Call Date" determined as provided in section 11.3.2 of the Bond Purchase Agreement (such date being the " First Call Date"); and

          (2) the amount of principal of the respective Advance that the Borrower intends to prepay, which amount may be either:

BOND - page 11

RUS

          (A) the total outstanding principal amount of such Advance; or

          (B) an amount less than the total outstanding principal amount of such Advance (subject to subparagraph (g) of this paragraph 16) (any such amount being a " Portion").

          (c) For each Prepayment Election in which the Borrower elects to have a particular amount of funds applied by FFB toward the prepayment of the outstanding principal of an Advance, the Borrower shall deliver to RUS written notification of the respective Prepayment Election, in the form of notification attached to this Bond as  Annex 2-B (each such notification also being a "Prepayment Election Notice"), making reference to the Advance Identifier that FFB assigned to the respective Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

          (1) the particular date on which the Borrower intends to make the prepayment on such Advance (such date being the " Intended Prepayment Date" for such Advance), which date:

          (A) must be a Business Day; and

          (B) for any Advance for which the Borrower has selected a fixed premium prepayment/refinancing privilege that includes a 5-year No-Call Period, may not be a date that will occur before the applicable First Call Date; and

          (2) the particular amount of funds that the Borrower elects to be applied by FFB toward a prepayment of the outstanding principal amount of such Advance.

          (d) To be effective, a Prepayment Election Notice must be approved by RUS in writing, and such Prepayment Election Notice, together with written notification of RUS's approval thereof, must be received by FFB on or before the fifth Business Day before the date specified therein as the Intended Prepayment Date for the respective Advance or Portion.

          (e) The Borrower shall pay to FFB a price for the prepayment of any Advance, any Portion of any Advance, or this Bond in its entirety (such price being the " Prepayment Price" for such Advance or Portion or this Bond, as the case may be) determined as follows:

          (1) in the event that the Borrower elects to prepay the entire outstanding principal amount of any Advance, then the Borrower shall pay to FFB a Prepayment Price for such Advance equal to the sum of:

BOND - page 12

RUS

          (A) the entire outstanding principal amount of such Advance on the Intended Prepayment Date;

          (B) all unpaid interest (and Late Charges, if any) accrued on such Advance through the Intended Prepayment Date; and

          (C) the amount of the premium or discount credit (if any) that is required under the particular prepayment/refinancing privilege that applies to such Advance;

          (2) in the event that the Borrower elects to prepay a Portion of any Advance, then the Borrower shall pay to FFB a Prepayment Price for such Portion that would equal such Portion's pro rata share of the Prepayment Price that would be required for a prepayment of the entire outstanding principal amount of such Advance (determined in accordance with the principles of clause (1) of this subparagraph (e)); and

          (3) in the event that the Borrower elects to prepay this Bond in its entirety, then the Borrower shall pay to FFB an amount equal to the sum of the Prepayment Prices for all outstanding Advances (determined in accordance with the principles of clause (1) of this subparagraph (e)).

          (f) Payment of the Prepayment Price for any Advance, any Portion of any Advance, or this Bond in its entirety shall be due to FFB before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date for such Advance or Portion or this Bond, as the case may be.

          (g) Each prepayment of a Portion shall, as to the principal amount of such Portion, be subject to a minimum amount equal to $100,000.00 of principal.

          (h) The Borrower may make more than one Prepayment Election with respect to an Advance, each such Prepayment Election being made with respect to a different Portion of such Advance, until such time as the entire principal amount of such Advance is repaid in full.

17.  Refinancings.

          (a) The Borrower may elect to refinance the outstanding principal amount of any Advance (but not any Portion) in the manner, at the price, and subject to the limitations specified in this paragraph 17 (each such election being a " Refinancing Election").

          (b) Except under the circumstances described in subparagraph (d) of this paragraph 17, the Borrower shall deliver to FFB (with a copy to RUS) written notification of each

BOND - page 13

RUS

Refinancing Election, in the form of notification attached to this Bond as Annex 3-A (each such notification being a " Refinancing Election Notice"), making reference to the Advance Identifier that FFB assigned to the respective Advance (as provided in the Bond Purchase Agreement) and specifying, among other things, the following:

          (1) the particular date on which the Borrower intends to refinance the respective Advance (such date being the " Intended Refinancing Date" for the respective Advance), which date:

          (A) must be a Payment Date; and

          (B) for any Advance for which the Borrower has selected a prepayment/refinancing privilege that includes a 5-year No-Call Period, may not be a date that will occur before the applicable First Call Date;

          (2) the amount of the outstanding principal of the respective Advance that the Borrower elects to refinance (which may not be a Portion); and

          (3) the Maturity Date that the Borrower selects to be in effect for such principal amount after such refinancing, which date may be:

          (A) the Maturity Date that is in effect for such Advance immediately before such refinancing; or

          (B) a new Maturity Date that the Borrower selects in connection with such Refinancing Election, provided that such new Maturity Date meets the criteria for Maturity Dates prescribed in section 7.3.1(a)(5) of the Bond Purchase Agreement ( provided, however, that for purposes of selecting a new Maturity Date in connection with a Refinancing Election, each of the references to the "Requested Advance Date" for the respective Advance in section 7.3.1(a)(5)(D) of the Bond Purchase Agreement shall be deemed to be a reference to the "respective Refinancing Effective Date").

          (c) To be effective, a Refinancing Election Notice must be received by FFB on or before the fifth Business Day before the date specified therein as the Intended Refinancing Date.

          (d) In the event that either of the circumstances described in clause (1) or (2) of the next sentence shall have occurred, then a Refinancing Election Notice (in the form of notice attached to this Bond as  Annex 3-B), to be effective, must first be delivered to RUS for approval and be approved by RUS in writing, and such Refinancing Election Notice, together with written notification of RUS's approval thereof, must be received by FFB on or before the fifth Business Day before the date

BOND - page 14

RUS

specified therein to be the Intended Refinancing Date.  RUS approval of a Refinancing Election Notice will be required under either of the following circumstances:

          (1) (A) payment of any amount owing under this Bond is not made by the Borrower when and as due; (B) payment is made by RUS in accordance with the guarantee set forth at the end of this Bond; and (C) RUS delivers notice to both the Borrower and FFB advising each of them that each Refinancing Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS; or

          (2) FFB at any time delivers written notice to both the Borrower and RUS advising each of them that each Refinancing Election Notice delivered by the Borrower after the date of such notice shall require the approval of RUS.

          (e) The Borrower shall pay to FFB a price for the refinancing of any Advance (such price being the " Refinancing Price" for such Advance) equal to the sum of:

          (1) all unpaid interest (and Late Charges, if any) accrued on such Advance through the Intended Refinancing Date; and

          (2) the amount of the premium (if any) that is required under the particular prepayment/refinancing privilege that applies to such Advance.

In the event that (A) the prepayment/refinancing privilege that applies to the particular Advance being refinanced is the privilege described in section 11.2 of the Bond Purchase Agreement, and (B) the Market Value Premium (or Discount) that is to be included in the Refinancing Price for such Advance is a discount on such Advance, then such discount shall be applied by FFB in the manner requested by the Borrower in a written notice delivered by the Borrower to FFB and approved by RUS in writing.

          (f) Payment of the Refinancing Price for any Advance shall be due to FFB before 3:00 p.m. (Washington, DC, time) on the Intended Refinancing Date for such Advance.

          (g) In the event that a Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB on or before the fifth Business Day before the Intended Refinancing Date specified therein, then the refinancing of the respective Advance shall become effective on such Intended Refinancing Date (in such event, the Intended Refinancing Date being the " Refinancing Effective Date").  In the event that a Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB after the fifth Business Day before the Intended

BOND - page 15

RUS

Refinancing Date specified therein, then the refinancing of the respective Advance shall become effective on the fifth Business Day to occur after the day on which such Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB (in such event, the fifth Business Day to occur after the day on which such Refinancing Election Notice (and, if required under subparagraph (d) of this paragraph 17, written notification of RUS's approval thereof) is received by FFB being the " Refinancing Effective Date"), provided that the Borrower shall have paid to FFB, in addition to the Refinancing Price required under subparagraph (e) of this paragraph 17, the interest accrued from the Intended Refinancing Date through such Refinancing Effective Date.

          (h) In the event that the Borrower makes a Refinancing Election with respect to any Advance, the basic interest rate for such Advance, from and after the respective Refinancing Effective Date, shall be the particular rate that is established by FFB, as of such Refinancing Effective Date, in accordance with the principles of paragraph 6(c) of this Bond.

(i) In the event that the Borrower makes a Refinancing Election with respect to any Advance, then the fee for such Advance, from and after the respective Refinancing Effective Date, shall be the particular fee that is assessed by FFB, as of such Refinancing Effective Date, with the new Advance Period being the period from the Refinancing Effective Date through the new Maturity Date, in accordance with the principles of paragraphs 9(b) and (c) of this Bond.

          (j) In the event that (1) the Borrower makes a Refinancing Election with respect to any Advance, and (2) the Borrower selects as the Maturity Date for such refinanced Advance either (A) the Maturity Date that is in effect for such Advance immediately before such refinancing, and such Maturity Date will occur  before the fifth anniversary of the respective Refinancing Effective Date, or (B) a new Maturity Date that will occur  before the fifth anniversary of the respective Refinancing Effective Date, then the prepayment/refinancing privilege described in section 11.2 of the Bond Purchase Agreement shall apply automatically to such Advance.

          (k) In the event that (1) the Borrower makes a Refinancing Election with respect to any Advance, and (2) the Borrower selects as the Maturity Date for such refinanced Advance either (A) the Maturity Date that is in effect for such Advance immediately before such refinancing, and such Maturity Date will occur  on or after the fifth anniversary of the respective Refinancing Effective Date, or (B) a new Maturity Date that will occur  on or after the fifth anniversary of the respective Refinancing Effective Date, then the Borrower must elect a prepayment/refinancing privilege for such refinanced Advance from between the options described in sections 11.2 and 11.3 of the

BOND - page 16

RUS

Bond Purchase Agreement (provided, however, that each of the references to the "Requested Advance Date for such Advance" in section 11.3 of the Bond Purchase Agreement shall be deemed to be a reference to the "respective Refinancing Effective Date").  The Refinancing Election Notice delivered by the Borrower in connection with each such Refinancing Election must also specify the particular prepayment/refinancing privilege that the Borrower elects for the respective refinanced Advance.  In the event that the Borrower elects for any such refinanced Advance a prepayment/refinancing privilege described in section 11.3 of the Bond Purchase Agreement, then the interest rate for such refinanced Advance, from and after the respective Refinancing Effective Date, shall include a price (expressed in terms of a basis point increment to the applicable basic interest rate) for the particular prepayment/refinancing privilege that the Borrower elects, which increment shall be established by FFB, as of such Refinancing Effective Date, in accordance with the principles of paragraph 6(d) of this Bond.

          (l) The Borrower may make more than one Refinancing Election with respect to any Advance.

18.          Rescission of Prepayment Elections and Refinancing Elections; Late Charges for Late Payments.

          (a) The Borrower may rescind any Prepayment Election made in accordance with paragraph 16 of this Bond or any Refinancing Election made in accordance with paragraph 17 of this Bond, but only in accordance with this paragraph 18.

          (b) The Borrower shall deliver to both FFB and RUS written notification of each rescission of a Prepayment Election or a Refinancing Election (each such notification being an " Election Rescission Notice") specifying the particular Advance for which the Borrower wishes to rescind such Prepayment Election or Refinancing Election, as the case may be, which specification must make reference to both:

          (1) the particular Advance Identifier that FFB assigned to such Advance (as provided in the Bond Purchase Agreement); and

          (2) the RUS account number for such Advance.

The Election Rescission Notice may be delivered by facsimile transmission to FFB at (202) 622-0707 and to RUS at (202) 720-1401, or at such other facsimile number or numbers as either FFB or RUS may from time to time communicate to the Borrower.

          (c) To be effective, an Election Rescission Notice must be received by both FFB and RUS not later than 3:30 p.m. (Washington, DC, time) on the second Business Day before the Intended Prepayment Date or the Intended Refinancing Date, as the case may be.

BOND - page 17

RUS

          (d) In the event that the Borrower (1) makes a Prepayment Election in accordance with paragraph 16 of this Bond or a Refinancing Election in accordance with paragraph 17 of this Bond; (2) does not rescind such Prepayment Election or Refinancing Election, as the case may be, in accordance with this paragraph 18; and (3) does not, before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date or Intended Refinancing Date, as the case may be, pay to FFB the Prepayment Price described in paragraph 16(e) of this Bond or Refinancing Price described in paragraph 17(e) of this Bond, as the case may be, then a Late Charge shall accrue on any such unpaid amount from the Intended Prepayment Date or Intended Refinancing Date, as the case may be, to the date on which payment is made, computed in accordance with the principles of paragraph 11 of this Bond.

19.          Amendments to Bond.

          To the extent not inconsistent with applicable law, this Bond, for so long as FFB or its agent is the holder thereof, shall be subject to modification by such amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

20.          Certain Waivers.

          The Borrower hereby waives any requirement for presentment, protest, or other demand or notice with respect to this Bond.

21.          Bond Effective Until Paid.

          This Bond shall continue in full force and effect until all principal outstanding hereunder, all interest accrued hereunder, all premiums (if any) payable under paragraphs 16 and 17 of this Bond, all Late Charges (if any) payable under paragraphs 11 and 18 of this Bond, and all fees (if any) payable under paragraph 9 of this Bond have been paid in full.

22.          RUS Guarantee of Bond.

          Upon execution of the guarantee set forth at the end of this Bond (the " RUS Guarantee"), the payment by the Borrower of all amounts due and payable under this Bond, when and as due, shall be guaranteed by the United States of America, acting through RUS, pursuant to the Rural Electrification Act of 1936, as amended (codified at 7 U.S.C. § 901  et seq.).  In consideration of the RUS Guarantee, the Borrower promises to RUS to make all payments due under this Bond when and as due.

23.          Pledge Agreement.

          This Bond is one of several Bonds referred to in the Pledge Agreement, wherein the Borrower made provision for the pledge and grant of a security interest in, under certain circumstances

BOND - page 18

RUS

described therein, certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to RUS, as set forth in the Pledge Agreement.

24.  Guarantee Payments; Reimbursement.

          If RUS makes any payment, pursuant to the RUS Guarantee, of any amount due and payable under this Bond, when and as due, each and every such payment so made shall be deemed to be a payment hereunder;  provided, however, that no payment by RUS pursuant to the RUS Guarantee shall be considered a payment for purposes of determining the existence of a failure by the Borrower to perform its obligation to RUS to make all payments under this Bond when and as due.  RUS shall have any rights by way of subrogation, agreement or otherwise which arise as a result of such payment pursuant to the RUS Guarantee.

25.          Default and Enforcement.

          In case of a default by the Borrower under this Bond or the occurrence of an event of default under the Bond Guarantee Agreement, then, in consideration of the obligation of RUS under the RUS Guarantee, in that event, to make payments to FFB as provided in this Bond, RUS, in its own name, shall have all rights, powers, privileges, and remedies of the holder of this Bond, in accordance with the terms of this Bond, the Bond Guarantee Agreement, and the Pledge Agreement, including, without limitation, the right to enforce or collect all or any part of the obligation of the Borrower under this Bond or arising as a result of the RUS Guarantee, to file proofs of claim or any other document in any bankruptcy, insolvency, or other judicial proceeding, and to vote such proofs of claim.

26.          Acceleration.

          The entire unpaid principal amount of this Bond, and all interest thereon, may be declared, and upon such declaration shall become, due and payable to RUS, under the circumstances described, and in the manner and with the effect provided, in the Bond Guarantee Agreement.

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RUS

          IN WITNESS WHEREOF, the Borrower has caused this Bond to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

                                                       NATIONAL RURAL UTILITIES

                                                           COOPERATIVE FINANCE CORPORATION

                    (the "Borrower")

                                                 BY:

                                                           Signature:   _________________________

                                                           Print Name:  Sheldon C. Petersen

                                                           Title:       Governor and

                                                                                                     Chief Executive Officer

                                                 ATTEST:

                                                           Signature:   _________________________

(SEAL)

                                                           Print Name:  John J. List

                                                           Title:       Assistant Secretary-Treasurer

BOND - page 20

RUS

ANNEX 1-A

TO

FUTURE ADVANCE BOND

FORM

OF

MATURITY EXTENSION ELECTION NOTICE

RUS

          MATURITY EXTENSION ELECTION NOTICE

****************************************************************

PART 1 OF THIS FORM HAS BEEN COMPLETED BY RUS.  THE BORROWER SHOULD COMPLETE PART 2 OF THIS FORM  ONLY FOR THOSE PARTICULAR ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WITH RESPECT TO WHICH THE BORROWER ELECTS TO HAVE THE MATURITY EXTENDED TO A NEW MATURITY DATE  OTHER THAN THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                                 Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO FFB AT THE FOLLOWING ADDRESS:

                                                  Manager

                                                 Federal Financing Bank

                                                 Main Treasury Building

                                                 1500 Pennsylvania Avenue, NW

                                                 Washington, DC  20220

          Telephone:  (202) 622-2470

          Facsimile:   (202) 622-0707

 DELIVER A COPY OF THIS FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                                 Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

THE BORROWER SHOULD NOT COMPLETE THIS FORM OR DELIVER IT TO FFB  IF THE BORROWER DESIRES TO HAVE THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

IF THE BORROWER DOES NOT RETURN THIS FORM TO FFB, THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WILL BE EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

*****************************************************************

MATURITY EXTENSION ELECTION NOTICE - page 1

RUS

          MATURITY EXTENSION ELECTION NOTICE

Manager

Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Finance Corporation

FFB Bond Identifier:           _____________________

RUS Bond Number:          _____________________

Part 1 (To be completed by RUS):

          Each of the advances of funds ("Advances") identified in this Part 1 will mature on _______________ (the "Maturity Date").

    FFB                             RUS                ORIGINAL          ORIGINAL    OUTSTANDING

  ADVANCE                ACCOUNT             ADVANCE          ADVANCE          PRINCIPAL

 IDENTIFIER              NUMBER               DATE                    AMOUNT       AMOUNT

  ___________             _______             _________  $___________  $___________

 ___________             _______             _________  $___________  $___________

 ___________             _______             _________  $___________  $___________

 ___________             _______             _________  $___________  $___________

 MATURITY EXTENSION ELECTION NOTICE - page 2

RUS

Part 2:

          Notice is hereby given to FFB (and RUS) of the Borrower's election that the maturity of each of the Advances identified in this Part 2 be extended as follows:

class=Section2>

    AMOUNT OF                        TYPE OF

    FFB                       OPTIONAL    PRINCIPAL   NEW              PREPAYMENT/          5-YEAR

  ADVANCE             PRINCIPAL   TO BE            MATURITY  REFINANCING           NO-CALL  PREMIUM

 IDENTIFIER1   PAYMENT2           EXTENDED3    DATE4           PRIVILEGE5  PERIOD6  OPTION7

 __________              $________                      _________             _________

 __________              $________                      _________             _________

 __________              $________                      _________             _________

 __________              $________                      _________             _________

______________________

1Complete 1 line in Part 2 for each Advance identified in Part 1 with respect to which the Borrower elects to have the maturity extended to a new Maturity Date  other than the next Payment Date.  Insert the FFB Advance Identifier that FFB assigned to the respective Advance for each Advance identified in Part 1 with respect to which the Borrower elects to have the maturity so extended.

2The Borrower has the option of making a payment of principal on the Maturity Date without any premium being charged.  For each Advance, insert the amount of any such optional principal payment that will be paid on the Maturity Date.

3For each Advance, insert the amount of principal for which the maturity is to be extended.  That amount must equal the  difference between the outstanding principal amount for the respective Advance, as specified in Part 1, and the optional principal payment (if any) for such Advance inserted by the Borrower in Part 2.

4For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date to be in effect for the respective Advance after the Maturity Extension, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.

5Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur  on or after the fifth anniversary of the effective date of this Maturity Extension.  The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F").  Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.

5Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege  not include any such a 5-year no-call period.  Insert in the box the letter-symbol for the particular no-call period option elected.

6Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P").  Insert in the box the letter-symbol for the particular premium option selected.

RUS

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Maturity Extension Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

MATURITY EXTENSION ELECTION NOTICE - page 4

RUS

ANNEX 1-B

TO

FUTURE ADVANCE BOND

FORM

OF

MATURITY EXTENSION ELECTION NOTICE

(RUS APPROVAL REQUIRED)

RUS

          MATURITY EXTENSION ELECTION NOTICE

(RUS APPROVAL REQUIRED)

****************************************************************

PART 1 OF THIS FORM HAS BEEN COMPLETED BY RUS.  THE BORROWER SHOULD COMPLETE PART 2 OF THIS FORM  ONLY FOR THOSE PARTICULAR ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WITH RESPECT TO WHICH THE BORROWER ELECTS TO HAVE THE MATURITY EXTENDED TO A NEW MATURITY DATE  OTHER THAN THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                                 Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                                 Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

THE BORROWER SHOULD NOT COMPLETE THIS FORM OR DELIVER IT TO RUS  IF THE BORROWER DESIRES TO HAVE THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

IF THE BORROWER DOES NOT RETURN THIS FORM TO RUS, THE MATURITY OF ALL OF THE ADVANCES IDENTIFIED IN PART 1 OF THIS FORM WILL BE EXTENDED AUTOMATICALLY TO THE IMMEDIATELY FOLLOWING QUARTERLY PAYMENT DATE.

*****************************************************************

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 1

RUS

MATURITY EXTENSION ELECTION NOTICE

Manager

Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Finance Corporation

FFB Bond Identifier:           _____________________

RUS Bond Number:          _____________________

Part 1 (To be completed by RUS):

          Each of the advances of funds ("Advances") identified in this Part 1 will mature on _______________ (the "Maturity Date").

    FFB                             RUS                ORIGINAL           ORIGINAL    OUTSTANDING

  ADVANCE                ACCOUNT             ADVANCE            ADVANCE     PRINCIPAL

 IDENTIFIER              NUMBER                DATE                 AMOUNT                AMOUNT

  ___________             _______             _________           $___________  $___________

 ___________             _______             _________           $___________  $___________

 ___________             _______             _________           $___________  $___________

 ___________             _______             _________           $___________  $___________

 Part 2:

          Notice is hereby given to FFB (and RUS) of the Borrower's election that the maturity of each of the Advances identified in this Part 2 be extended as follows:

class=Section4>

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 2

RUS

                        AMOUNT OF              TYPE OF

    FFB      OPTIONAL   PRINCIPAL     NEW    PREPAYMENT/  5-YEAR

  ADVANCE    PRINCIPAL    TO BE     MATURITY REFINANCING NO-CALL  PREMIUM

 IDENTIFIER1  PAYMENT2   EXTENDED3    DATE4    PRIVILEGE 5  PERIOD6  OPTION7

 __________  $________  _________   _________

 __________  $________  _________   _________

 __________  $________  _________   _________

 __________  $________  _________   _________

1The Borrower has the option of making a payment of principal on the Maturity Date without any premium being charged.  For each Advance, insert the amount of any such optional principal payment that will be paid on the Maturity Date.

2For each Advance, insert the amount of principal for which the maturity is to be extended.  That amount must equal the  difference between the outstanding principal amount for the respective Advance, as specified in Part 1, and the optional principal payment (if any) for such Advance inserted by the Borrower in Part 2.

3For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date" to be in effect for the respective Advance after the Maturity Extension, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.

4Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur  on or after the fifth anniversary of the effective date of this Maturity Extension.  The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F").  Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.

5Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege  not include any such a 5-year no-call period.  Insert in the box the letter-symbol for the particular no-call period option elected.

6Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P").  Insert in the box the letter-symbol for the particular premium option selected.

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 3

RUS

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Maturity Extension Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

          NOTICE OF RUS APPROVAL OF

          MATURITY EXTENSION ELECTION NOTICE

          Notice is hereby given to FFB that the preceding Maturity Extension Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

                                                                     ADMINISTRATOR of the

RURAL UTILITIES SERVICE,

acting through his or her

duly authorized designee

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

MATURITY EXTENSION ELECTION NOTICE (RUS APPROVAL REQ'D) - page 4

RUS

ANNEX 2-A

TO

FUTURE ADVANCE BOND

FORM

OF

PREPAYMENT ELECTION NOTICE

SPECIFIED PRINCIPAL AMOUNT(S)

(RUS APPROVAL REQUIRED)

RUS

          PREPAYMENT ELECTION NOTICE

          SPECIFIED PRINCIPAL AMOUNT(S)

          (RUS APPROVAL REQUIRED)

****************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                                 Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                                 Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

****************************************************************

          PREPAYMENT ELECTION NOTICE

          SPECIFIED PRINCIPAL AMOUNT(S)

Manager

Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Finance Corporation

PREPAYMENT ELECTION NOTICE - SP PRN (RUS APPROVAL REQ'D) - page 1

RUS

FFB Bond Identifier:           _____________________1

Part 1:

          Notice is hereby given to FFB (and RUS) of the Borrower's election to prepay all or a portion of the outstanding principal amount of the advances of funds ("Advances") identified in this Part 1:

   FFB                                                 RUS                 ORIGINAL     ORIGINAL      OUTSTANDING

 ADVANCE                    ACCOUNT    ADVANCE      ADVANCE        PRINCIPAL

IDENTIFIER2          NUMBER3     DATE4         AMOUNT5         AMOUNT6

___________   _______   _________                       $___________   $___________

___________   _______   _________                       $___________   $___________

___________   _______   _________                       $___________   $___________

Part 2:

          The Borrower intends to prepay all or a portion of the outstanding principal amount of each of the Advances identified in Part 1 on the following date (such date being the "Intended Prepayment Date"):

                    ____________________________________7

_________

1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

2Complete 1 line in Part 1 for each Advance that the Borrower intends to prepay in whole or in part.  For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.

5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.

6Insert the outstanding principal amount of each Advance specified in Part 1 as of the day before the date on which the Borrower intends to make a prepayment on the respective Advances.

7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to prepay the Advances specified in Part 1, which date must meet the criteria for Intended Prepayment Date prescribed in paragraph 16(b)(1) of the Bond.

PREPAYMENT ELECTION NOTICE - SP PRN (RUS APPROVAL REQ'D) - page 2

RUS

Part 3:

          For each of the Advances identified in Part 1, the respective amount of principal that the Borrower intends to prepay on the Intended Prepayment Date is as follows:

         FFB                        AMOUNT OF

       ADVANCE                    PRINCIPAL TO

     IDENTIFIER8                    BE PREPAID 9

     __________                   $____________

     __________                   $____________

     __________                   $____________

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Prepayment Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

1Complete 1 line in Part 3 for each Advance identified in Part 1.

2For each Advance, insert the amount of principal that will be prepaid on the Intended Prepayment Date.

PREPAYMENT ELECTION NOTICE - SP PRN (RUS APPROVAL REQ'D) - page 3

RUS

          NOTICE OF RUS APPROVAL OF

          PREPAYMENT ELECTION NOTICE

          Notice is hereby given to FFB that the preceding Prepayment Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

                                                                     ADMINISTRATOR of the

RURAL UTILITIES SERVICE,

acting through his or her

duly authorized designee

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

PREPAYMENT ELECTION NOTICE - SP PRN (RUS APPROVAL REQ'D) - page 4

RUS

ANNEX 2-B

TO

FUTURE ADVANCE BOND

FORM

OF

PREPAYMENT ELECTION NOTICE

FIXED SUM TO BE APPLIED

(RUS APPROVAL REQUIRED)

RUS

          PREPAYMENT ELECTION NOTICE

          FIXED SUM TO BE APPLIED

          (RUS APPROVAL REQUIRED)

****************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                                 Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                                 Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

*****************************************************************

PREPAYMENT ELECTION NOTICE

FIXED SUM TO BE APPLIED

Manager

Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Finance Corporation

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 1

RUS

FFB Bond Identifier:           _____________________1

Part 1:

          Notice is hereby given to FFB (and RUS) of the Borrower's election to prepay all or a portion of the outstanding principal amount of the advances of funds ("Advances") identified in this Part 1:

   FFB         RUS       ORIGINAL     ORIGINAL      OUTSTANDING

 ADVANCE      ACCOUNT    ADVANCE      ADVANCE        PRINCIPAL

IDENTIFIER2   NUMBER3    DATE4       AMOUNT5         AMOUNT6

___________   _______   _________   $___________   $___________

___________   _______   _________   $___________   $___________

___________   _______   _________   $___________   $___________

Part 2:

          The Borrower intends to prepay all or a portion of the outstanding principal amount of the Advances identified in Part 1 on the following date (such date being the "Intended Prepayment Date"):

____________________________________7

_____________

1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

2Complete 1 line in Part 1 for each Advance that the Borrower intends to prepay in whole or in part.  For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.

5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.

6Insert the outstanding principal amount of each Advance specified in Part 1 as of the day before the date on which the Borrower intends to make a prepayment on the respective Advances.

7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to prepay the Advances specified in Part 1, which date must meet the criteria for Intended Prepayment Date prescribed in paragraph 16(b)(1) of the Bond.

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 2

RUS

Part 3:

          The Borrower elects to have the following amount of funds applied by FFB toward a prepayment of the outstanding principal amount of the Advances identified in Part 1, in the order in which they appear in Part 1:

____________________________________8

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Prepayment Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

________________________

8Insert the particular amount of funds that the Borrower elects to be applied by FFB toward a prepayment of the outstanding principal amount of the Advances identified in Part 1, in the order in which they appear in Part 1.

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 3

RUS

          NOTICE OF RUS APPROVAL OF

          PREPAYMENT ELECTION NOTICE

          Notice is hereby given to FFB that the preceding Prepayment Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

                                                                     ADMINISTRATOR of the

RURAL UTILITIES SERVICE,

acting through his or her

duly authorized designee

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

PREPAYMENT ELECTION NOTICE - FX SUM (RUS APPROVAL REQ'D) - page 4

RUS

ANNEX 3-A

TO

FUTURE ADVANCE BOND

FORM

OF

REFINANCING ELECTION NOTICE

RUS

          REFINANCING ELECTION NOTICE

****************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                                 Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO FFB AT THE FOLLOWING ADDRESS:

                                                  Manager

                                                 Federal Financing Bank

                                                 Main Treasury Building

                                                 1500 Pennsylvania Avenue, NW

                                                 Washington, DC  20220

          Telephone:  (202) 622-2470

          Facsimile:   (202) 622-0707

 DELIVER A COPY OF THIS FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                                 Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

******************************************************************************

          REFINANCING ELECTION NOTICE

Manager

Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Corporation

REFINANCING ELECTION NOTICE - page 1

RUS

FFB Bond Identifier:           ______________________1

Part 1:

          Notice is hereby given to FFB (and RUS) of the Borrower's election to refinance the outstanding principal amount of each of the advances of funds ("Advances") identified in this Part 1:

   FFB                                                 RUS              ORIGINAL          ORIGINAL          OUTSTANDING

 ADVANCE                     ACCOUNT    ADVANCE          ADVANCE          PRINCIPAL

IDENTIFIER2          NUMBER3           DATE4           AMOUNT5          AMOUNT6

___________   _______   _________                       $___________   $___________

___________   _______   _________                       $___________   $___________

___________   _______   _________                       $___________   $___________

Part 2:

          The Borrower intends to refinance the outstanding principal amount of each of the Advances identified in Part 1 on the following date (such date being the "Intended Refinancing Date"):

____________________________________7

_______________

1Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

2Complete 1 line in Part 1 for each Advance that the Borrower intends to refinance.  For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.

5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.

6For each Advance, insert the outstanding principal amount of the respective Advance as of the day before the intended refinancing.

7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to refinance the Advances specified in Part 1, which date must meet the criteria for Intended Refinancing Date prescribed in paragraph 17(b)(1) of the Bond.

REFINANCING ELECTION NOTICE - page 2

RUS

Part 3:

          Notice is hereby given to FFB (and RUS) of the Borrower's election that each of the Advances identified in Part 1 is to be refinanced as follows:

class=Section6>

                                        AMOUNT OF                                                 TYPE OF

       FFB                    PRINCIPAL                    NEW                    PREPAYMENT/            5-YEAR

     ADVANCE          TO BE                    MATURITY          REFINANCING           NO-CALL            PREMIUM

    IDENTIFIER8               REFINANCED9           DATE10          PRIVILEGE11            PERIOD 12            OPTION13

    __________    $___________    _________

    __________    $___________    _________

    __________    $___________    _________

    __________    $___________    _________

_________________________

8Complete 1 line in Part 3 for each Advance identified in Part 1 as being an Advance the Borrower elects to refinance.  Insert the FFB Advance Identifier that FFB assigned to the respective Advance.

9For each Advance, insert the amount of principal that is to be refinanced.  This will be the same amount as the outstanding principal amount of the respective Advance inserted in Part 1.

10For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date to be in effect for the respective Advance after the refinancing, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.

11Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur  on or after the fifth anniversary of the effective date of this Maturity Extension.  The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F").  Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.

12Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege  not include any such a 5-year no-call period.  Insert in the box the letter-symbol for the particular no-call period option elected.

13Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P").  Insert in the box the letter-symbol for the particular premium option selected.

          REFINANCING ELECTION NOTICE - page 3

RUS

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Refinancing Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

REFINANCING ELECTION NOTICE - page 4
RUS

ANNEX 3-B

TO

FUTURE ADVANCE BOND

FORM

OF

REFINANCING ELECTION NOTICE

(RUS APPROVAL REQUIRED)

RUS

REFINANCING ELECTION NOTICE

(RUS APPROVAL REQUIRED)

****************************************************************

DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS FORM TO THE ASSIGNED CONTACT OFFICE FOR THE BORROWER:

                                                 Chief

Policy Analysis and Loan Management Staff

Telephone:  (202) 720-0424

WHEN COMPLETED, DELIVER THIS ORIGINAL FORM TO RUS AT THE ADDRESS OF THE CONTACT OFFICE INDICATED BELOW:

                                                 Chief

Policy Analysis and Loan Management Staff

Rural Utilities Service

U.S. Department of Agriculture

Mail Stop 1560

1400 Independence Avenue, SW

Washington, DC  20250-1560

Reference:  Section 313A Loan Guarantee

Telephone:  (202) 720-0424

Facsimile:   (202) 690-0717

******************************************************************************

          REFINANCING ELECTION NOTICE

Manager

Federal Financing Bank

          Reference is made to the following-described Future Advance Bond (the "Bond") payable to the Federal Financing Bank ("FFB"), which is guaranteed by the Rural Utilities Service ("RUS"):

Name of Borrower (the "Borrower"):

          National Rural Utilities Cooperative Corporation

FFB Bond Identifier:           ______________________1

____________________

Insert the FFB Bond Identifier that FFB assigned to the Bond (as provided in the Bond Purchase Agreement referred to in the Bond).

          REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 1

RUS

Part 1:

          Notice is hereby given to FFB (and RUS) of the Borrower's election to refinance the outstanding principal amount of each of the advances of funds ("Advances") identified in this Part 1:

   FFB                                                 RUS                    ORIGINAL          ORIGINAL             OUTSTANDING

 ADVANCE                    ACCOUNT          ADVANCE          ADVANCE           PRINCIPAL

IDENTIFIER2          NUMBER3          DATE4           AMOUNT5          AMOUNT6

___________   _______   _________                       $___________   $___________

___________   _______                       $___________   $___________

___________   _______   _________$___________   $___________

Part 2:

          The Borrower intends to refinance the outstanding principal amount of each of the Advances identified in Part 1 on the following date (such date being the "Intended Refinancing Date"):

____________________________________7

_____

2Complete 1 line in Part 1 for each Advance that the Borrower intends to refinance.  For each Advance, insert the FFB Advance Identifier for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

3For each Advance, insert the RUS Account Number for the respective Advance as specified in the most recent billing notice delivered by RUS to the Borrower.

4For each Advance, insert the date on which FFB made the respective Advance to the Borrower.

5For each Advance, insert the original principal amount of the respective Advance that FFB made to the Borrower.

6For each Advance, insert the outstanding principal amount of the respective Advance as of the day before the intended refinancing.

7Insert the particular calendar date that the Borrower selects to be the date on which the Borrower intends to refinance the Advances specified in Part 1, which date must meet the criteria for Intended Refinancing Date prescribed in paragraph 17(b)(1) of the Bond.

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 2

RUS

Part 3:

          Notice is hereby given to FFB (and RUS) of the Borrower's election that each of the Advances identified in Part 1 is to be refinanced as follows:

class=Section7>

AMOUNT OF                                                 TYPE OF

       FFB                    PRINCIPAL                    NEW                PREPAYMENT/          5-YEAR

     ADVANCE          TO BE                    MATURITY          REFINANCING          NO-CALL          PREMIUM

    IDENTIFIER8          REFINANCED9           DATE10          PRIVILEGE11          PERIOD12           OPTION13

    __________              $___________              _________

    __________              $___________              _________

    __________              $___________              _________

    __________              $___________              _________

_________________

8Complete 1 line in Part 3 for each Advance identified in Part 1 as being an Advance the Borrower elects to refinance.  Insert the FFB Advance Identifier that FFB assigned to the respective Advance.

9For each Advance, insert the amount of principal that is to be refinanced.  This will be the same amount as the outstanding principal amount of the respective Advance inserted in Part 1.

10For each Advance, insert the particular calendar date that the Borrower selects to be the new Maturity Date" to be in effect for the respective Advance after the refinancing, which new Maturity Date must meet all the criteria for Maturity Dates specified in section 7.3.1(a)(5) of the Bond Purchase Agreement referred to in the Bond.

11Elect 1 of the following 2 types of prepayment/refinancing privilege for an Advance only if the new Maturity Date selected for such Advance will occur  on or after the fifth anniversary of the effective date of this Maturity Extension.  The 2 types of prepayment/refinancing privilege are: the market value premium (or discount) privilege ("M") and a fixed premium privilege ("F").  Insert in the box the letter-symbol for the particular type of prepayment/refinancing privilege elected.

12Elect 1 of the following 2 no-call period options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 2 no-call period options are: yes ("Y"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege include a 5-year period during which the Advance will not be eligible for prepayment or refinancing, and no ("N"), if the Borrower elects to have the fixed premium prepayment/refinancing privilege  not include any such a 5-year no-call period.  Insert in the box the letter-symbol for the particular no-call period option elected.

13Select 1 of the following 3 premium options for an Advance only if a fixed premium privilege is elected as the prepayment/refinancing privilege for such Advance.  The 3 premium options are: a 10% premium declining over 10 years ("X"), a 5% premium declining over 5 years ("V"), and par (no premium) ("P").  Insert in the box the letter-symbol for the particular premium option selected.

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 3

RUS

          The undersigned hereby certifies that the authority of the undersigned to execute and deliver this Refinancing Election Notice on behalf of the Borrower is valid and in full force and effect on the date hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

          NOTICE OF RUS APPROVAL OF

          REFINANCING ELECTION NOTICE

          Notice is hereby given to FFB that the preceding Refinancing Election Notice made by the Borrower identified therein has been approved by RUS for purposes of the Bond identified therein.

                                                                     ADMINISTRATOR of the

RURAL UTILITIES SERVICE,

acting through his or her

duly authorized designee

By:     _______________________

Name:   _______________________

Title:  _______________________

Date:   _______________________

REFINANCING ELECTION NOTICE (RUS APPROVAL REQ'D) - page 4

RUS

EXHIBIT C

TO

BOND PURCHASE AGREEMENT

FORM

OF

CERTIFICATE SPECIFYING AUTHORIZED BORROWER OFFICIALS

RUS

CERTIFICATE SPECIFYING

          AUTHORIZED BORROWER OFFICIALS

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC  20220

          Reference is made to the Series A Bond Purchase Agreement dated as of June 14, 2005 (the "Bond Purchase Agreement"), by and among the Federal Financing Bank ("FFB"), National Rural Utilities Cooperative Finance Corporation (the "Borrower"), and the Administrator of the Rural Utilities Service ("RUS").  Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Bond Purchase Agreement.

          This Certificate Specifying Authorized Borrower Officials is delivered to FFB pursuant to section 4.1(c) of the Bond Purchase Agreement.

          The undersigned, on behalf of the Borrower, hereby certifies that:

          a.          each of the individuals named below is the duly qualified and incumbent official of the Borrower holding the position title set out opposite the respective individual’s name;

          b.          each of the individuals named below is authorized to execute and deliver Advance Requests from time to time on behalf of the Borrower; and

          c.          the signature of each such individual set out opposite the respective individual's name and title is the genuine signature of such individual:

       Name                                                     Title                                                       Signature

 Sheldon C. Petersen          Governor and

                                                              Chief Executive Officer      ____________________

 Steven L. Lilly             Senior Vice President and

                             Chief Financial Officer      ____________________

 John J. List                     Senior Vice President,

                                                           Assistant Secretary-Treasurer

                                                           and General Counsel          ____________________

CERTIFICATE SPECIFYING AUTHORIZED BORROWER OFFICIALS - page 1

RUS

          The undersigned certifies that the undersigned has been given the authority to execute this Certificate Specifying Authorized Borrower Officials on behalf of the Borrower and to deliver it to FFB, and that this authority is valid and in full force and effect on the date hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate Specifying Authorized Borrower Officials and caused it to be delivered to FFB.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

                                                                     (the "Borrower")

By:     _______________________

Name:   John J. List

Title:  Assistant Secretary-Treasurer

Date:   June 14, 2005

CERTIFICATE SPECIFYING AUTHORIZED BORROWER OFFICIALS - page 2

RUS

EXHIBIT D

TO

BOND PURCHASE AGREEMENT

FORM

OF

CERTIFICATE SPECIFYING AUTHORIZED RUS OFFICIALS

RUS

          CERTIFICATE SPECIFYING

          AUTHORIZED RUS OFFICIALS

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC  20220

          Reference is made to the Series A Bond Purchase Agreement dated as of June 14, 2005 (the "Bond Purchase Agreement"), by and among the Federal Financing Bank ("FFB"), National Rural Utilities Cooperative Finance Corporation (the "Borrower"), and the Administrator of the Rural Utilities Service ("RUS").  Capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Bond Purchase Agreement.

          This Certificate Specifying Authorized RUS Officials is delivered to FFB pursuant to section 4.2 or 13.1 of the Bond Purchase Agreement.

1.          The undersigned, on behalf of RUS, hereby certifies that:

          a.          each of the individuals named below is the duly qualified and incumbent official of RUS holding the position title set out opposite the respective individual's name;

          b.          each of the individuals named below is authorized to execute and deliver Advance Request Approval Notices from time to time on behalf of RUS; and

          c.          the signature of each such individual set out opposite the respective individual's name and title is the genuine signature of such individual:

     Name                                                                 Title                                                       Signature

 James R. Newby                       Assistant Administrator--

                                                              Electric Program            _____________________

 Doris A. Nolte                       Chief

                             Policy Analysis and

                            Loan Management Staff       _____________________

 William E. Railey            Chief

                                                             Financial Operations Branch

                                                             Power Supply Division       _____________________

CERTIFICATE SPECIFYING AUTHORIZED RUS OFFICIALS - page 1

RUS

2.          The undersigned, on behalf of RUS, hereby certifies that:

          a.          each of the individuals named below is the duly qualified and incumbent official of RUS holding the position title set out opposite the respective individual’s name;

          b.          each of the individuals named below is authorized to confirm telephonically the authenticity of Advance Request Approval Notices from time to time on behalf of RUS; and

          c.          the telephone number of each such individual is set out opposite the respective individual's name and title:

            Name                                                     Title                                                   Telephone Number

 James R. Newby                    Assistant Administrator--    (202) 720-9545

                                                           Electric Program

 Doris A. Nolte                    Chief                        (202) 720-0424

                                                           Policy Analysis and

                      Loan Management Staff

 William E. Railey          Chief                        (202) 720-1968

                                                           Financial Operations Branch

                                                           Power Supply Division

                    IN WITNESS WHEREOF, the undersigned has executed this Certificate Specifying Authorized RUS Officials and caused it to be delivered to FFB.

                                                                     ADMINISTRATOR of the

RURAL UTILITIES SERVICE,

By:     _______________________

Name:   Curtis M. Anderson

Title:  Acting Administrator

Date:   June 14, 2005

CERTIFICATE SPECIFYING AUTHORIZED RUS OFFICIALS - page 2

RUS

EXHIBIT E

TO

BOND PURCHASE AGREEMENT

FORM

OF

OPINION OF BORROWER'S COUNSEL

re:

BORROWER'S INSTRUMENTS

June 14, 2005

Acting Administrator

Rural Utilities Service

United States Department of Agriculture

1400 Independence Avenue, S.W.

Washington, DC 20250-1414

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, N.W.

Washington, DC 20220

Gentlemen:

I am delivering this opinion as general counsel (“Counsel”) of National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association (“Borrower”), and am familiar with matters pertaining to the loan to Borrower in the principal amount of $1,000,000,000.00,  provided for in the Series A Bond Purchase Agreement ("Bond Purchase Agreement"), dated as of June 14, 2005  made by and among Borrower, the Federal Financing Bank (“FFB”), and the United States of America, acting through the Rural Utilities Service, a Rural Development agency of the United States Department of Agriculture (“RUS”), which loan has been guaranteed by RUS.

I have examined such corporate records and proceedings of Borrower, and such other documents as I have deemed necessary as a basis for the opinions hereinafter expressed.

I have also examined the following documents as executed and delivered: (a) the Bond Purchase Agreement, (b) the Future Advance Bond, dated as of June 14, 2005,  in the maximum principal amount of $1,000,000,000.00 (“Guaranteed Bond”), said Guaranteed Bond payable to FFB, (c) the Series A Bond Guarantee Agreement, dated as of June 14, 2005, made by and between RUS and Borrower (“Guarantee Agreement”), (d) the Pledge Agreement, dated as of June 14, 2005, made by and among Borrower, RUS and U.S. Bank Trust National Association (“Pledge Agreement”), and (e) the Series A Reimbursement Note, dated as of June 14, 2005, issued by Borrower to RUS (“Reimbursement Note”).  The documents described in items (a) through (e) above are collectively referred to herein as the "Bond Documents."

Based on the foregoing, but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

The Borrower has been duly incorporated and is validly existing as a not-for-profit corporation in good standing under the laws of the District of Columbia with corporate power and authority to execute and perform its obligations under the Bond Documents.

The Bond Documents have been duly authorized, executed and delivered by the Borrower, and such documents constitute the legal, valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their respective terms subject to (a) applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors’ rights generally, and (b) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law.

Neither the execution nor the delivery by the Borrower of any of the Bond Documents nor the consummation by the Borrower of any of the transactions contemplated therein, including, without limitation, the pledge of the Pledged Securities (as such term is defined in the Pledge Agreement) to RUS if required, nor the fulfillment by the Borrower of the terms of any of the Bond Documents will conflict with or violate, result in a breach of or constitute a default under any term or provision of the Articles of Incorporation or By-laws of the Borrower or any law or any regulation or any order known to Counsel currently applicable to the Borrower of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Borrower or the terms of any indenture, deed of trust, note, note agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound.

No approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any state or Federal court or governmental agency or body including, without limitation, RUS, having jurisdiction over the Borrower is required for any consummation by the Borrower of the transactions contemplated by the Bond Documents except such as have been obtained from RUS;  provided, however, no opinion is expressed as to the applicability of any Federal or state securities law to any sale, transfer or other disposition of the Guaranteed Bond after the date hereof.

There is no pending or, to the best of Counsel’s knowledge, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Borrower, or any of the Bond Documents, or which, if adversely determined, would have a material adverse effect on the Borrower’s financial condition or its ability to perform its obligations under any of the Bond Documents.

          The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

          A.          I am a member of the Bar of the District of Columbia and render no opinion on the laws of any jurisdiction other than the laws of the District of Columbia, the federal laws of the United States of America and the General Corporation Law of the District of Columbia.

          B.          My opinions are limited to the present laws and to the facts, as they presently exist.  I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph A above be changed by legislative action, judicial decision or otherwise.

C.          This letter is rendered to you in connection with the Bond Documents and the transactions related thereto, and may not be relied upon by any other person or by you in any other context or for any other purpose.

          D.          I have assumed with your permission (i) the genuineness of all signatures by each party other than the Borrower, (ii) the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, and (iii) the due execution and delivery, pursuant to due authorization, of the Bond Documents by each party other than the Borrower.

Yours sincerely,

John J. List

General Counsel

RUS

EXHIBIT F

TO

BOND PURCHASE AGREEMENT

FORM

OF

OPINION OF RUS'S COUNSEL

re:

RUS GUARANTEE

June 14, 2005

MEMORANDUM FOR CURTIS M. ANDERSON

    ACTING ADMINISTRATOR

    RURAL UTILITIES SERVICE

FROM:                        James Michael Kelly

                                                     Acting General Counsel

SUBJECT:                        Section 313A Legal Opinion

This is in response to your letter of June 10, 2005, in which you requested an opinion from this office concerning your authority to execute and deliver a certain guarantee (the “Guarantee”) pursuant to the Rural Electrification Act of 1936, as amended, and whether the Guarantee when executed by you will be an incontestable obligation of the United States of America, acting through the Rural Utilities Service (“RUS”), a Rural Development agency of the United States Department of Agriculture, supported by the full faith and credit of the United States.

          More particularly, the Guarantee is endorsed on a Future Advance Bond (the “Bond”) dated June 14, 2005, being issued by the National Rural Utilities Cooperative Finance Corporation  (the “Borrower”), a District of Columbia cooperative association, to the Federal Financing Bank (the “FFB”), a body corporate and instrumentality of the United States of America.  We understand that the Borrower is using the proceeds of the Bond for purposes specified in section 313A of the Act.

We have examined the following:

1.          The Rural Electrification Act of 1936, 7 U.S.C. §§ 901-950bb (2005) (the “Act”);

2.           The Consolidated Appropriations Act, 2005, Pub. L. No. 108-447, 118 Stat. 2831, 2845 (§ 747) (2004) (the “Appropriations Act”);

3.          Delegations of authority from the Secretary of Agriculture to the Under Secretary for Rural Development, 7 C.F.R. § 2.17 (2005), and redelegations from the Under Secretary for Rural Development to the Administrator, Rural Utilities Service, 7 C.F.R. § 2.47 (2005);

4.          The executed Bond of the Borrower in the maximum principal amount of one billion dollars ($1,000,000,000.00), having a final maturity date of July 15, 2028, and payable to FFB and any successor or assign of FFB; and

5.          The Guarantee endorsed by the Acting Administrator of RUS which is attached to the Bond.

Based upon the foregoing, having regard to legal considerations which we deem relevant, we are of the opinion that:

1.          You are authorized under the Act and the Appropriations Act to execute and deliver the Guarantee;

2.          The Guarantee has been executed by you pursuant to section 313A of the Act; and

3.          The Guarantee is an enforceable obligation of RUS supported by the full faith and credit of the United States and incontestable except for fraud or misrepresentation of which the holder of the Guarantee had actual knowledge at the time it became a holder.

Based on the foregoing and upon such further investigation as I have deemed necessary, we are of the opinion that:

The execution and delivery of the RUS Guarantee by the Acting Administrator is authorized by applicable law.

The RUS Guarantee has been executed and delivered by an official of RUS who is duly authorized to execute and deliver such document on behalf of the Acting Administrator.

The RUS Guarantee is a valid obligation of the United States of America for which the full faith and credit of the United States of America are pledged.

RUS

EXHIBIT G

TO

BOND PURCHASE AGREEMENT

FORM

OF

RUS CERTIFICATE

RUS

RUS CERTIFICATE

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC  20220

          Reference is made to:

(a)          the Series A Bond Purchase Agreement dated as of June 14, 2005 (the "Bond Purchase Agreement"), by and among the Federal Financing Bank ("FFB"), National Rural Utilities Cooperative Finance Corporation (the "Borrower"), and the Administrator of the Rural Utilities Service ("RUS");

(b)          the Series A Bond dated as of June 14, 2005 (the "Bond"), issued by the Borrower payable to FFB in the maximum principal amount of $1,000,000,000.00; and

(c)          the RUS Guarantee dated as of June 14, 2005 (the "RUS Guarantee").

          Pursuant to sections 3.3.1(c) and 4.2(b) of the Bond Purchase Agreement, the undersigned hereby certifies the following:

           1.          I am the Acting Administrator of RUS.

2.          I am furnishing this RUS Certificate to FFB with the intent that it be relied upon by FFB as a basis for taking or withholding action pursuant to the Bond Purchase Agreement.

3.           As the Administrator or Acting Administrator of RUS, I have executed the RUS Guarantee and caused it to be attached to the Bond.

4.          The executed RUS Guarantee conforms exactly to the form of "RUS Guarantee" prescribed in the Bond Purchase Agreement.

5.          RUS retains custody of the executed original Bond as agent for FFB under the terms of the Bond Purchase Agreement, subject to delivery of actual possession of the original Bond to FFB upon request by FFB.

6.          RUS, as agent for FFB, has received from the Borrower the certification regarding lobbying that is required to be filed by recipients of federal loans, in the form

RUS CERTIFICATE - page 1

RUS

of certificate set forth in Appendix A to 31 C.F.R. Part 21, and, if required under 31 C.F.R. Part 21, the disclosure form to report lobbying, in the form of disclosure form set forth in Appendix B to 31 C.F.R. Part 21.  RUS retains custody of the executed original certificate (and, if applicable, disclosure form) as agent for FFB under the terms of the Bond Purchase Agreement, subject to delivery of actual possession of the original certificate (and, if applicable, disclosure form) to FFB or its designate upon request by FFB or its designate.

7.          The Borrower does not have a judgment lien against any of the Borrower's property for a debt owed to the United States of America.

          IN WITNESS WHEREOF, the undersigned has executed this RUS Certificate and caused it to be delivered to FFB.

                                                                     ADMINISTRATOR of the

RURAL UTILITIES SERVICE,

By:     _______________________

Name:   Curtis M. Anderson

Title:  Acting Administrator

Date:   June 14, 2005

RUS CERTIFICATE - page 2

RUS

EXHIBIT H

TO

BOND PURCHASE AGREEMENT

FORM

OF

RUS GUARANTEE

RUS

          RUS GUARANTEE

          The United States of America, acting through the Administrator of the Rural Utilities Service ("RUS"), hereby guarantees to the Federal Financing Bank, its successors and assigns ("FFB"), all payments of principal, interest, premium (if any), and late charges (if any), when and as due in accordance with the terms of the Series A Bond dated June 14, 2005, issued by National Rural Utilities Cooperative Finance Corporation (the "Borrower") payable to FFB in the maximum principal amount of $1,000,000,000.00, to which this RUS Guarantee is attached (such bond being the "Bond"), with interest on the principal until paid, irrespective of (i) acceleration of such payments under the terms of the Bond, or (ii) receipt by RUS of any sums or property from its enforcement of its remedies for the Borrower's default.

          This RUS Guarantee is issued pursuant to section 313A of the Rural Electrification Act of 1936, as amended (7 U.S.C. § 940c‑1), section 6 of the Federal Financing Bank Act of 1973 (12 U.S.C. § 2285), and the Series A Bond Purchase Agreement dated as of June 14, 2005, between FFB, the Borrower, and RUS.

                                                                     UNITED STATES OF AMERICA

                                                                     By:     _______________________________

                                                                     Name:   Curtis M. Anderson

                                                                     Title:  Acting Administrator of

                                                                                                     the Rural Utilities Service

                                                                     Date:   June 14, 2005

RUS GUARANTEE